Exhibit 6.04

                                    AGREEMENT


         THIS AGREEMENT ("Agreement") is effective the 30 day of March, 1999 (the "Effective Date"), among SAFE GUARD CORPORATION, a Delaware corporation ("Safe Guard"), PROTECTIVE TECHNOLOGIES, INC., a Delaware corporation ("Protek"), SECURE CARD INTERNATIONAL, INC., a Delaware corporation ("Secure Card"), INTERNATIONAL BIOMETRICS INCORPORATED, a Delaware corporation ("IBI"), TELE-GUARD, INC., a Delaware corporation ("Tele-Guard") and ID TECHNOLOGIES CORPORATION, a North Carolina corporation ("IDTEK").

                                    RECITALS
                                    --------

         A. Secure Card, IBI and Tele-Guard (collectively, the "Licensees") each entered into a License Agreement (three separate agreements) dated April 10, 1998 with IDTEK, formerly known as CardGuard International, Inc. (the "License Agreements"), regarding certain patent and technology rights (the "Licensed Technology"). The License Agreements granted the Licensees certain exclusive rights in the defined fields of license described in the License Agreements and set forth on Exhibit A attached hereto (the "Protek Fields of License"). The Licensees have paid IDTEK an aggregate of $75,000.00 for the License Agreements.

         B. IDTEK is restructuring its licensing activities away from exclusive licensing rights and desires to terminate the License Agreements.

         C. Protek, an affiliate of Safe Guard and the Licensees, desires: (i) to obtain certain nonexclusive rights to acquire licenses in the Technology,
(ii) to sell licenses in the Technology to others and receive compensation in the same manner as others selling those licenses, and (iii) to receive certain compensation for both the licensing of the Technology and the use of the same Technology in the Protek Fields of License, all pursuant to the terms of this Agreement.

         D. The Licensees are willing to terminate the License Agreements and their exclusive licensing rights if Protek obtains the rights described above, and IDTEK is willing to provide Protek with those licensing rights upon the termination of the License Agreements pursuant to the terms of this Agreement.

                                    COVENANTS
                                    ---------

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, IT IS AGREED:

1. Termination of Exclusive License Agreements. As of the Effective Date, the License Agreements shall terminate and the parties shall have no further rights or obligations thereunder, including without limitation, the requirement to pay the three license fees that total $1,000,000, except that the provisions in Sections 1, 7, other than Section 7.2.1, 10, 11, 22 and 23 of the License Agreements shall survive such termination.

2. Use or Sale of IDTEK Licenses - Protek Credit. For a period beginning on the Effective Date and ending March 15, 2006 (the "7-Year Period"), Protek shall have the right to obtain from

   IDTEK nonexclusive licenses, and any other type of contracts granted by IDTEK from time to time, for the Licensed Technology in fields and subfields of license not then subject to exclusive licenses and in fields and subfields subject to exclusive licenses with the written consent of the exclusive licensee, which consent may be withheld for any reason ("Nonexclusive License Agreements"). These licenses may be obtained for use as a licensee by Protek or by Protek's designee, which is reasonably acceptable to IDTEK, at IDTEK's then current best rates for comparable licenses and in both cases IDTEK, as the Licensor, shall be granting the licenses to Protek or Protek's designee. The Nonexclusive License Agreements shall be in the form attached hereto as Exhibit B, with such changes as IDTEK shall make from time to time in its standard nonexclusive license agreement, including, without limitations, changes to license fees, surcharges and term; provided, however, that in all events such licenses shall contain provisions substantially similar to Sections 4.2 and 4.5 of the License Agreements. Protek shall receive a booking credit of $2,625,000 which shall, at Protek's option, on a license-by-license basis, be applied to the initial license fees required to be paid in connection with the Nonexclusive License Agreements granted to Protek or its designee pursuant to this Section 2 or in connection with the acquisition of exclusive license agreements by Protek pursuant to Section 6 hereof ("Protek's License Credit"). The amount to be charged to Protek's booking credit for each license shall be the initial license fee then chargeable by IDTEK to Protek on a comparable license. Protek shall not be entitled to any payment or other credit from the Protek License Credit if it does not utilize the cumulative total of $2,625,000 credit granted under this
   Section 2 prior to the expiration of the 7-Year Period. If a license is sold to a Protek designee, any license fees to be charged against Protek's License Credit that are received by IDTEK shall be paid to Protek within ten (10) business days after IDTEK actually receives (i.e., good funds) those license fees from the Protek designee.

         Notwithstanding anything herein contained to the contrary, the parties agree that IDTEK shall have no obligation to issue any license to Protek, Protek's designee or otherwise under Sections 2 or 3 of this Agreement or otherwise, unless the proposed licensee is reasonably acceptable to IDTEK. For the purpose of the preceding sentence, Protek is currently acceptable as a licensee of IDTEK, but such determination shall be subject to review if there is an assignment of this Agreement or the rights hereunder, a merger, consolidation or other combination of Protek, or a direct or indirect sale, assignment, exchange, gift or other transfer or conveyance of fifty-one (51%) percent or more of the ownership or control of capital stock of Protek, or any interest therein, other than through (i) a public offering of that stock by Protek, or
(ii) the sale by shareholders of Protek of stock in the public secondary market through an unsolicited broker transaction. Any such review shall be based upon the reasonable, standards then applied by IDTEK for issuing licenses.

         3. Protek's Sale of IDTEK Licenses - Commission Basis. For the period beginning on the Effective Date and ending March 15, 2019 (the "20-year Period"), Protek shall have the nonexclusive right to sell Nonexclusive License Agreements. These licenses may be obtained for use as a licensee by Protek or by Protek's designee, which is reasonably acceptable to IDTEK, at IDTEK's then current best rates for comparable licenses and in both cases IDTEK, as the Licensor, shall be granting the licenses to Protek or Protek's designee. The Nonexclusive License Agreements shall be in the form attached hereto as Exhibit B, with such changes as IDTEK shall make from time to time in its standard nonexclusive license agreement, including, without limitations, changes to license fees, surcharges and term; provided, however, that in all events such licenses shall contain provisions substantially similar to Sections 4.2 and 4.5 of the License Agreements. Upon the sale of any such license, Protek shall be entitled to a sales commission fee of between five (5%) percent and ten (10%) percent of the initial license fee, manufacturing surcharges and other revenue received by IDTEK from each of these licenses for the initial term of those licenses, and any renewals thereof; provided, however, Protek shall not be entitled to a commission on any initial license fee that is paid by the use of the credit granted to Protek pursuant to Section 2 hereof. The actual commission percentage to be applied in each case shall be based upon the level of unassisted sales activity of Protek, as determined by IDTEK, subject to Protek's right to dispute such determination, as set forth below. This commission percentage will apply to the initial license fee, as well as to manufacturer's surcharges and other revenues received by IDTEK from each of these licensees. The payments due under this Section, if any, shall be made no less often than monthly. Protek shall be required to comply with any reasonable reservation system for prospective licensees maintained and changed from time to time by IDTEK. The parties acknowledge that Protek's present list of licensing prospects is set forth on Exhibit C attached hereto. Any dispute as to the determination of the appropriate sales percentages as determined by IDTEK under this Section that is not resolved within fifteen (15) days after notice from Protek shall be submitted to binding arbitration conducted under the same procedure as set forth under Section 4 hereof.

         4. Protek's Field of License Revenue Sharing. For the 20-Year Period, IDTEK shall pay Protek a portion of all license fees, manufacturing surcharges and other revenues IDTEK actually receives during that period under any exclusive or Nonexclusive License Agreements or other business arrangements in which licenses cover, or products are produced in, any one of the Protek Fields of License ("IDTEK Revenue"), on the schedule set forth below:

     Protek License        Protek Surcharge or
     Fee Percentage      Other Revenue Percentage       IDTEK Payments to Protek
     --------------      ------------------------       ------------------------
          35%                      50%                    Up to $2,000,000
          35%                      40%                    $2,000,000-4,000,000
          30%                      30%                    $4,000,000-6,000,000
          20%                      20%                    $6,000,000-8,000,000
          15%                      15%                    All above $8,000,000

The total amount paid shall be cumulative based on all the license fees, manufacturing surcharges and other revenues received by IDTEK, less all sales commissions paid to PROTEK and to unaffiliated third parties, during the entire 20-Year Period. An example of the payments due under this Section is set forth on Exhibit D attached hereto. The payments due under this Section, if any, shall be made on a calendar quarter basis. All such payments shall be made within fifteen (15) business days after the end of each calendar quarter. Amounts claimed as Protek's License Credit shall not be deemed "IDTEK Payments to Protek", as set forth in the third column above, and Protek shall not be entitled to any "Protek License Fee Percentage", set forth in the first column above, on or with respect to any such amounts. The determination of Protek's fee sharing eligibility for the initial license fee shall be made by IDTEK upon the execution of each license pursuant to the declaration of the licensee as to its intended activities under such license. The parties agree that the initial declaration by a licensee of an activity in any of Protek's Fields of License shall entitle Protek to the full commission payable hereunder. IDTEK shall not influence the licensee's declaration of intended activity for the purpose of depriving Protek of license fee revenue under this Section 4. Any dispute with respect to IDTEK's compliance with the foregoing sentence will be resolved as set forth below in this Section 4. The determination of Protek's surcharge and other revenue sharing eligibility shall be made by IDTEK from time to time thereafter based upon the licensee's actual product manufacturing activities, subject to Protek's right to dispute such determination, as set forth below. Any disputes as to the determinations made by IDTEK pursuant to the preceding two (2) sentences that are not resolved within fifteen (15) days after notice from Protek shall be submitted to binding arbitration conducted within a three (3) week period by one designee selected by Protek and one designee selected by IDTEK. If such designees have not reached a conclusion within two (2) weeks, such designees shall select a third party who will make a binding decision within the final one (1) week period.

         5. Participation Election. At any time during the 20-Year Period, upon ninety (90) days prior written notice to IDTEK, Protek may elect to use only nine-tenths (9/10) of the respective percentage it was entitled to under Section 4 hereof but to multiply that reduced percentage times the gross license fee or manufacturing surcharge without the reduction for sales commissions. An example of the calculation resulting from the election under this Section 5 is set forth on Exhibit E attached hereto. Once Protek elects to receive the reduced percentages of the gross amounts, it shall have no right to revert back to the original percentages (i.e. this is a one-time election) and such election shall apply to all payments made by IDTEK under Section 4 hereof after the expiration of the ninety (90) day notice period required by this Section 5.

         6. New Exclusive Licenses. For the 20-Year Period, if and only if IDTEK decides to offer exclusive licenses in any one of the Protek Fields of License, IDTEK shall give Protek written notice of such decision, and upon ninety (90) days prior written notice, Protek shall have the right to acquire an exclusive license in the Protek Fields of License, or a subfield thereof described in IDTEK's notice; provided, however, that such exclusive license(s) shall be subject to all licenses which at the time of election have been granted by IDTEK in that Protek Field of License. All such licenses or parts thereof shall be made available to Protek under substantially the same terms and conditions as described in the respective License Agreement which are relevant and applicable to the subfield being licensed, and the amount and payment schedule of the initial license fee shall be prorated based upon the portion of the specific Protek Field of License included in the subfield being licensed. Any dispute as to the terms and conditions of the subfield license that is not resolved within fifteen (15) days after notice from Protek shall be submitted to binding arbitration conducted under the same procedures as set forth in Section 4 hereof. Protek shall not be entitled to any sales commission fee for any exclusive license it obtains under this Section 6.

         7. Monitoring. IDTEK shall use its good faith efforts to monitor the intended use of the Licensed Technology by its licensees to assure that Protek receives a proper accounting for the payments required by this Agreement. IDTEK hereby agrees that upon reasonable notice it shall, during normal business hours, provide Protek and its agents with access to its books, records and facilities that are directly related to those payments as may be reasonably necessary for Protek to assure the payment of amounts due it hereunder. Protek shall keep, and shall require its agents to keep, all data obtained from IDTEK confidential and, except as hereunder specifically provided, shall not disclose such data to third parties unless disclosure is required by statute or judicial decree.

         8. Authority. Each of the parties hereto represents and warrants that it has the authority to enter into and effectuate this Agreement. Protek, Safe Guard and the Licensees shall each deliver to IDTEK simultaneously with the execution of this Agreement, certified copies of the resolutions of the directors of each of those corporations evidencing such authority. Each of the parties hereto acknowledges due and adequate consideration for the terms and provisions set forth in this Agreement.

         9. Sale or Other Transfer of IDTEK. IDTEK acknowledges the importance to Protek of the terms of this Agreement and the nature of IDTEK's continuing obligations hereunder. IDTEK agrees that it shall not sell or transfer the Licensed Technology unless the transferee assumes all obligations of IDTEK under this Agreement. If a transferee assumes the obligations of IDTEK under this Agreement and is assigned or otherwise obtains the rights to revenues under license agreements for which Protek is entitled to any revenues under this Agreement, then IDTEK shall be relieved from its obligations under this Agreement.

         10. Arbitration. Except as provided in Sections 3, 4 and 6 hereof any dispute under this Agreement not resolved within thirty (30) days of notice to the other party shall be submitted to binding arbitration under the rules of the American Arbitration Association then in effect. There shall be no appeal from the decision other than for gross violation of due process or fraud in the conduct of the arbitration. Judgment upon the decision may be entered in a state or federal court, as may be appropriate, selected by the party of whom arbitration was requested, or, if that party declines to promptly select such a court, in a court selected by the party who had requested arbitration. The parties irrevocably agree, for this purpose only, to submit to the jurisdiction of such a court, or application may be made to such court for confirmation of the decision, for judicial acceptance thereof for an order of enforcement or for any other legal remedies that may be necessary to effectuate the decision. The expense of the arbitration and/or arbitrators shall be shared equally by the parties. Each of the parties shall bear its own arbitration costs, including, without limitation, its own costs of preparation, attorneys' fees, and witness fees and expenses. In the event of litigation between the parties, arbitration may be so requested at any time prior to the beginning of a trial. Any required arbitration shall be held in Research Triangle Park, North Carolina.

         11. Relationship of the Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. No party shall have the power or right to bind or act for any other party. Each party shall pay all salaries, compensation, and other benefits of its own personnel, and the other parties shall have no responsibility whatsoever for the same. Each party shall keep in full force and effect all required worker's compensation insurance on its personnel, shall be responsible for all social security and unemployment compensation payments and benefits, and shall be responsible for all withholding taxes due and becoming due upon the compensation of said personnel. Protek, Safe Guard, Secure Card and Tele-Guard each hereby agree that it shall comply with, and shall protect IDTEK from any violation of, all applicable federal, state and local laws, rules and regulations applicable to its activities in connection with this Agreement or the sale of IDTEK licenses, and hereby jointly and severally agrees, to the fullest extent permitted by law, to release, indemnify, hold harmless and defend IDTEK, and its officers, agents, directors, shareholders and employees, from and against any and all claims, liabilities, losses, damages, costs, fines, penalties, clean-up costs and other pollution related items, expenses or fees (including, without limitation, attorneys' fees), resulting from any such violation. The provisions of this section shall survive the expiration or other termination of this Agreement.

         12. Assignment. The rights, duties and obligations under this Agreement may not be assigned by Protek or the Licensees without the prior written consent of IDTEK, which consent may not be unreasonably withheld. IDTEK may assign its rights and obligations hereunder without the consent of Protek or the Licensees. Subject to the restrictions on assignment contained herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Any assignment, even with the consent of a party hereto, shall not relieve the other party from any of its obligations or liabilities hereunder.

         13. Notice. Any notice, consent or other communication permitted or required by this Agreement to be given to a party shall be in writing and addressed to such party at the following address or transmitted via facsimile machine (provided documentation of completed transmission is retained) to the following facsimile number:

                  If to: Safe Guard, Protek, Secure Card, IBI or Tele-Guard 100 South Ashley Drive
                           Suite 870
                           Tampa, Florida 33602
                           Attn: Daniel Bradley
                           Facsimile No: 813-223-1559

                  If to:   ID Technologies Corporation
                           2506 West Nash Street
                           Suite C
                           Wilson, North Carolina 27896
                           Attn: William, F. Lane
                           Facsimile No: 252-206-4990

Unless a different individual, address or facsimile number shall have been designated by the respective party by notice in writing in accordance herewith. Any notice given hereunder shall be deemed given when delivered by hand, one (1) day after being transmitted by facsimile or three (3) days after being deposited in the United States mail, postage prepaid, certified mail (return receipt requested).

         14. No Construction Against Preparer. This Agreement shall not be construed more strictly against one party than another merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that, because of the arm's-length negotiations, all parties hereto have contributed substantially and materially to the preparation of this Agreement.

         15. Construction Law. This Agreement shall be deemed a contract entered into, delivered and made in the State of North Carolina, and it shall be governed, construed, interpreted and enforced in accordance with the laws of the State of North Carolina, notwithstanding the principles of conflicts of law. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections.

         16. Severability. If any Provision of this Agreement, or portion thereof shall be determined to be void or unenforceable by any court of competent jurisdiction, then such determination shall not affect any other provision of this Agreement, or portion thereof all of which other provisions and portions thereof shall remain in full force and effect. If any provision of this Agreement or portion thereof is capable of two interpretations, one of which would render the provision, or portion thereof void and the other of which would render the provision, or portion thereof valid, then the provision, or portion thereof, shall have the meaning which renders it valid.

         17. Waiver. The failure of either party to enforce at any time any of the provisions of this Agreement, to require at any time performance by the other party of any of the provisions hereof or to resort to any remedy or to exercise one or more remedies, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof, or the right of such party thereafter to enforce each and every such provision.

         18. Entire Agreement. This instrument shall constitute the entire understanding between the parties, superseding any and all previous understandings, oral or written, pertaining to the subject matter contained herein. The parties hereto may amend, modify and supplement this Agreement only in writing duly executed by all parties hereto. The recitals are made part of this Agreement, and the exhibits attached hereto are incorporated by this reference as if set out fully herein.

         IN WITNESS WHEREOF, the parties hereto have each caused these presents to be executed in its name by a duly authorized officer, to be effective the day and year first above written.


SAFE GUARD CORPORATION                         TELE-GUARD, INC.


By:    /s/  Daniel Bradley                     By:    /s/  Daniel Bradley
       -------------------                            -------------------
     President                                      President


SECURECARD                                     ID TECHNOLOGIES CORPORATION


By:    /s/ Daniel Bradley                      By:    /s/ William F. Lane
       -------------------                            -------------------
     President                                      President





                                               PROTECTIVE TECHNOLOGIES, INC.
INTERNATIONAL BIOMETRICS
INCORPORATED

                                               By:      /s/  Daniel Bradley
By:    /s/ Daniel Bradley                             -------------------
       -------------------                        President
     President

                                    EXHIBIT A
                                    ---------

                            Protek Fields of License

         For the purpose of this Agreement the term "Protek Fields of License" shall collectively mean the areas described in Section 1.10 of the License Agreements and set forth again below. Any capitalized term set forth below that is not defined in this Agreement shall have the meaning set forth in the License Agreements.

         1. "FIELD OF LICENSE" means identification, access, and security cards, associated systems and equipment of whatever type for use worldwide by:

                  (a) Medical and health care organizations, meaning private or public hospitals, medical clinics, doctor's offices, and other organizations that provide medical health care.

                  (b) Medical insurance organizations, meaning private or public organizations that provide medical health care insurance.

                  (c) Retail pharmacy organizations, meaning private or public organizations that provide pharmaceutics to the public and/or to medical and health care organizations.

         It is understood and agreed that the organizations identified in this
Article 1 only may use the System for activities that relate to the operation of medical and health care services, insurance, and retail pharmacy services, respectively, including but not limited to storage, retrieval, and processing of medical and/or patient information, billing data, parking security and management, inventory control and patient security, as well as storage, retrieval, and processing of medical and/or patient information including but not limited to Medicare, Medicaid, and other government-sponsored and/or controlled programs. It is also understood and agreed that the Field of License does not include use of the System for Internet security.

         2. "FIELD OF LICENSE" means identification, access, and security cards, associated systems and equipment of whatever type used in the private credit/limited use, non-bank card field, worldwide. The Licensee's Field of License shall be limited to and shall not expand beyond the following private credit/limited use non-bank card areas as follows:

                  (a) both general and specialty merchandisers/retailers; of all kinds (including wholesale/membership clubs and buying consortiums of various forms);

                  (b) oil and gas retailers;

                  (c) restaurants, whether single or multiple ("chain");

                  (d) resorts and theme/amusements parks (with the exception that this Field of License does not include resort or theme/amusement park lodging or hospitality operations with respect to employee and customer access, in-room safes, and minibar systems);

                  (e) rental car and rental truck companies; and

                  (f) acceptors of those non-bank cards and non-bank systems used in the foregoing five areas defined and described in paragraphs (a) through (e) of this Article 2, provided such cards are being accepted by such acceptors solely for transactions taking place within the areas defined and described in paragraphs (a) through (e) of this Article 1.

By way of example, the Licensee's Field of License does not include general purpose credit and debit cards (Visa, MasterCard, American Express, Discover Card, Carte Blanche, Diners Club, etc.) or general purpose bank-issued cards of various forms, and also does not include use of the System for internet security.

         3. "FIELD OF LICENSE" means identification, access, and security cards, associated systems and equipment of whatever type for use by local, regional, long distance, and international telecommunications companies, private or public, worldwide. This Field of License includes such credit, debit, and/or calling cards issued by such companies for use on telecommunications systems and associated systems equipment, any fixed or mobile telecommunications systems and associated systems equipment, including fax machines. It is understood and agreed that the Field of License is intended to cover use of the System with all telecommunications systems and equipment. It is also understood and agreed that the Field of License does not include use of the System for Internet security.

                                    EXHIBIT B

                                LICENSE AGREEMENT

         THIS AGREEMENT is made effective as of the _____ day of _________________ (the "Effective Date"), by and between ID Technologies Corporation, a North Carolina corporation, having a place of business and address of 2506 West Nash Street, Suite C, Wilson, North Carolina 27893 (the "Licensor"), and ___________________________, having a place of business and address of _______________________ (the "Licensee") (together, the "Parties").

         WHEREAS, Licensor owns all right, title and interest in United States Patent No. 5,623,552 (the `552 Patent), dated April 22, 1997, and entitled "Self-Authenticating Identification Card With Fingerprint Identification".

         WHEREAS, Licensor has obtained from Technical Partners (defined below) a license to practice and use Technical Partners' inventions and patent(s) (hereinafter referred to as "Technical Partners' Technology") in the Field of License (defined below), to the extent to which they pertain to the subject matter described and claimed in the '552 Patent and has further obtained from Technical Partners' the right to sublicense such Technical Partners' Technology in said Field of License to Licensee.

         WHEREAS, Licensor desires to grant to Licensee a nontransferable, nonexclusive license to the '552 Patent and also the Technical Partners Technology to facilitate Licensee's application of the '552 Patent technology, and Licensee desires to receive such license and technology pursuant to the terms of this Agreement.

         NOW, THEREFORE, the Parties agree that for and in consideration of the mutual obligations contained herein, the receipt and sufficiency of which is acknowledged, the Parties do hereby agree as follows:

                                 1.0  DEFINITIONS

                  1.1 "SYSTEM" means Licensor's fingerprint identification technology described and claimed in the `552 Patent and the Licensor Technology (defined below).

                  1.2 "LICENSED PATENTS" means the '552 Patent and other patents licensed to Licensee hereunder.

                  1.3 "SUBSIDIARY" means a corporation, company or other entity more than fifty percent of whose outstanding shares or securities (representing the right, other than as affected by events of default, to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled directly by a corporation, company or other entity which is a party to this Agreement (either by Licensee or the Licensor), so long as such ownership or control exists.

                  1.4 "LICENSEE TECHNOLOGY" means presently existing or future developed inventions, patents, and technology of Licensee relating to the subject matter of the '552 patent and licensed or otherwise transferred to Licensor pursuant to this Agreement.

                  1.5 "TECHNICAL PARTNERS" Licensor's partners that develop and apply technology covered by or related to the subject matter described sad claimed in the '552 Patent.

                  1.6 "LICENSOR AFFILIATE" shall mean a Subsidiary of Licensor.

                  1.7 "LICENSOR TECHNOLOGY" means and includes the Licensed Patents as well as all present and future intellectual property including rights in inventions, patents, trade secrets, copyrights and other technology, and any portion thereof, associated with or supportive of use of the System, which Licensor owns or is authorized to license or otherwise transfer to Licensee under this Agreement and which Licensor receives either from Licensee or Technical Partners, and includes present and future Licensee and Technical Partners' Technology, as well as other technology acquired by Licensor with respect to which Licensor has the right to license.

                  1.8 "FIELD OF LICENSE" means identification, access, and security cards, associated systems and equipment of whatever type used for all fields, except for the Excluded Fields of License, which are not part or otherwise encompassed by "Field of License," unless one or more of Excluded Fields of License (defined below) are acquired pursuant to Article 9 of this Agreement

                  1.9 "EXCLUDED FIELDS OF LICENSE" means the several Fields of License listed and described in Schedule A attached hereto.

                  1.10 "LICENSED PRODUCT" means any product or component of a product which incorporates some or all of Licensor's Technology, or whose manufacture, sale or use would infringe directly, contributorily, or by inducement any claim of the '552 Patent or any other patent licensed hereunder.

                  1.11 "AUTHORIZED SOURCE" means a company selected by Licensor to manufacture the Licensed Product or a company selected by Licensee with Licensor's written approval pursuant to Article
                  3.0 below.

                  1.12 "THE RECITALS AND ATTACHED SCHEDULE" set forth in the "Whereas" provisions on page 1 of this Agreement and the Schedule(s) attached hereto are incorporated herein by reference and are made a part of this Agreement herein.

      2.0 GRANT OF NONEXCLUSIVE TECHNOLOGY LICENSE AND LICENSEE'S INTENDED
                                   INDUSTRIES

                  2.1 Grant. Licensor hereby grants and conveys to Licensee, subject to the express limitations of this Agreement and to the extent that it lawfully may, a nontransferable, nonexclusive, license to: (a) make and sell the System or any component thereof only in the Field of License (b) to use such certification mark(s), trademark(s) and/or other marking(s) on Licensed Products, pursuant to Article 14; and (c) to disclose the System to its Authorized Sources and others necessary for its practice by Licensee, subject, however, to the confidentiality duty act forth in Article 22. It is expressly understood and agreed that this Agreement does not grant to Licensee the right to sublicense the System.

                  2.2 LICENSEE'S INTENDED INDUSTRIES. Simultaneous with execution of this Agreement, Licensee shall indicate in writing on attached Schedule C, the industries within the Field of License that Licensee intends to pursue under this Agreement. It is understood that Schedule C is merely for Licensor to determine the identity of those industries to which its System may be sold or otherwise transferred by its Licensees, and is not binding on Licensee.

      3.0 LICENSEE CERTIFICATE OF LICENSE AND AUTHORIZED SOURCE OF LICENSED
                                    PRODUCT

                  3.1 AUTHORIZED SOURCE LIST. Licensor shall provide Licensee, in a writing, the name and address of at least one company, to be designated as an Authorized Source, with the expertise, skill, and knowledge to manufacture and produce Licensee's designated ones of the Licensed Products within Licensee's Field of License according to Licensee's specifications and which Licensee is prepared to develop and market. The date of the writing required by this Article 3.1 shall determine the date upon which the Term of this Agreement, specified in
                  Article 12.0, begins.

                  3.2 ADDITIONAL AUTHORIZED SOURCES. At any time during the term of this Agreement, the Licensee may request adding to the list of Authorized Sources one or more manufacturers of Licensed Products within Licensee's Field of License. Such request shall affirmatively state that the Licensee has investigated the proposed source and has an adequate basis for believing that the proposed source can manufacture the particular Licensed Product of interest to the Licensee to such standards of quality and grade at least equal to and in all respects not less reliable than the Authorized Sources identified by Licensor pursuant to Article 3.1. Licensor, not more than thirty (30) days after it receives the proposed Additional

                  Authorized Sources from Licensee, shall advise Licensee with respect to such request, and shall not unreasonably reject such proposed source.

                  3.4 LICENSEE CERTIFICATE OF LICENSE. Simultaneous with the execution of this Agreement, Licensor shall complete a Licensee Certificate of License, a blank copy of which is attached hereto as Schedule B. The completed Licensee Certificate of License shall include Licensee's corporate name, business address, telephone number, and shall include a licensee number assigned by Licensor. Each Authorized Source will have a list of valid licensee numbers. An Authorized Source is not authorized by Licensor to manufacture and/or transfer Licensed Products to Licensee, unless Licensee first presents to the Authorized Source a Licensee Certificate of License containing a valid licensee number.

                  3.5 PROCUREMENT. Licensee shall Procure the Licensed Product only from an Authorized Source, and only by presenting to the Authorized Source the Licensee Certification of License.

                  3.6 LICENSEE NOT OBLIGATED TO PURCHASE FROM PERSONS SELECTED BY LICENSOR. The Licensee acknowledges that it is not required to obtain the product from any person affiliated with the Licensor, and that it has a full and sufficient opportunity to seek out alternative sources of the product and will take such advantage of that opportunity as it independently elects, relying exclusively on its own business judgment and not on the recommendation of the Licensor for that purpose. The Licensee further warrants that it will conduct its own Inspection of any Authorized Source whose identity is provided to the Licensee by the Licensor and will independently determine the capability and quality of such Authorized Source to meet the requirements of the Licensee, and will not rely on the judgment of the Licensor for that purpose. The Licensor makes no warranty or representation whatsoever as to the capabilities or performance of any Authorized Source, and expressly disclaims all such warranties and representations.

                 4.0 LICENSEE'S RIGHT TO PROPOSE SPECIFICATIONS

         The Licensee shall have the right to propose modifying Licensed Product specifications in a manner that would permit the Licensed Product to better service customers in the Field of License. Licensor has the right to reject such modifications, if such modified specifications call for a Licensed Product of a lesser grade or quality than desired by Licensor or a Licensed Product likely to impair consumer acceptance of the Licensed Products.

                5.0 DEVELOPMENT OF PROTOTYPES OF LICENSED PRODUCT

                  5.1 Upon selection of an Authorized Source for the first selected Licensed Product within Licensee's Field of License which Licensee stands ready to procure, develop and market in commercial quantities, Licensee shall promptly and forthwith proceed to procure such selected Licensed Product in prototype form from such Authorized Source, and upon procurement thereof provide Licensor with it sample thereof.

                  5.2 Licensor shall within twenty-one (21) days after receipt of a sample of Licensee's first selected Licensed Product in a prototype form suitable for reproduction in commercial quantities promptly notify Licensee of its approval or disapproval thereof. In the event that the Licensee shall fail to reply within said twenty-one (21) days, the proposed prototype form shall be deemed to be approved by Licensor. In the event of approval, which shall not be unreasonably withheld, Licensee shall use its best efforts to commence production, marketing, and sale of such first selected Licensed Product in the Field of License. In the event of disapproval, Licensor shall inform Licensee of the reasons therefore and Licensee shall promptly take steps to improve such prototype of the first selected Licensed Product and shall again submit such prototype to Licensor for approval in accordance with the terms of this Article 5.2.

                  5.3 After introduction and marketing of the first selected Licensed Product as referred to above, Licensee shall proceed to select the next and subsequent Licensed Products in the same manner as set forth above and shall again submit such prototype to Licensor for approval in accordance with the terms of Article 5.2.

                6.0 WARRANTIES AND REPRESENTATIONS OF THE PARTIES

                  6.1 LICENSORS WARRANTIES AND REPRESENTATIONS

                           6.1.1 LICENSOR TECHNOLOGY.

                                    a. The Licensor warrants that it is the
                                    owner of all right, title and interest in Letters Patent of the United States, No. 5,623,552 dated April 22, 1997, and entitled Self Authenticating Identification Card With Fingerprint Identification," and has the right to grant licenses to others to manufacture, use, and sell, products covered by the patent, and further warrants that it has the right to license the System to Licensee pursuant to the terms of this Agreement.

                                    b. Licensor also warrants that it has
                                    obtained from Technical Partners a license in the Field of License to receive certain of Technical Partners' Technology to the full extent to which such technology pertains to the subject matter described and claimed in the '552 Patent and has further obtained from Technical Partners the right to sublicense such Technical Partners' Technology in said Field of License to Licensee.

                                    c. Licensor fully warrants and shall warrant throughout the term of this Agreement that it has full, unrestricted right to grant to Licensee the rights granted in Article 2.0.

                           6.1.2 PROSECUTION OF LICENSOR PATENTS. Licensor shall maintain the `552 Patent and any other presently or future existing United States or foreign patents owned by Licensor and relating to the System.

                           6.1.3 LICENSOR BEST EFFORTS. Licensor shall use its best efforts to develop, improve, enhance and commercialize the System through its dealings with its Technical Partners, Subsidiaries and Licensees.

                           6.1.4 LICENSOR EMPLOYEES. Licensor represents and warrants that it shall require its employees to assign to Licensor all intellectual property rights to the inventions developed by its employees relating to the System.

                           6.1.5 DUE ORGANIZATION, GOOD STANDING, AUTHORITY OF LICENSOR. Licensor is a corporation duly organized, validly existing, and in good standing under the laws of North Carolina. Licensor has full right, power, and authority to own its properties and assets, and to carry on its business. To the best of Licensor's knowledge, Licensor is duly licensed, qualified and authorized to do business, and is in good standing in each jurisdiction in which the properties and assets owned by it or the nature of the business conducted by it makes such licensing, qualification and authorization legally necessary.

                           6.1.6 LICENSE NOT IN CONFLICT WITH OTHER INSTRUMENTS; REQUIRED APPROVALS OBTAINED.

                                 6.1.6.1 To the best of Licensor's knowledge, the execution, delivery, and performance of this License by Licensor will not (a) violate or require any registration, qualification, or filing under, (i) any law, statute, ordinance, rule or regulation ("Laws") of any federal, state or local government ("Governments") or any agency, bureau, commission or instrumentality of any Governments, or (ii) any judgment, injunction, order, writ or decree or any court arbitrator, or Government.

                                 6.1.6.2 To the best of Licensor's knowledge, the execution, delivery, and performance of this License by Licensor will not conflict with, require any consent, approval, or filing under, result in the breach or termination of any provision of, or constitute a default under
                                 (i) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or any instrument or agreement to which the Licensor is a party or is bound, or (iii) any judgment, injunction, order, writ, or decree of any court, arbitrator, or government by which the Licensor or any of its assets or properties is bound.

                           6.1.7 LEGAL PROCEEDINGS-LICENSOR. To the best of Licensor's knowledge, there is no action, suit, proceeding, claim, arbitration, or investigation by any Government or any other person (i) pending to which the Licensor is a party, (ii) threatened against or relating to the Licensor or any of the Licensor's assets or businesses, (iii) challenging the Licensor's right to execute, deliver, or perform under this License, or (iv) asserting any right against Licensor with respect to the System, and there is no basis for any such action, suite, proceeding, claim, arbitration, or investigation.

                  6.2 LICENSEE'S WARRANTIES AND REPRESENTATIONS

                           6.2.1 LICENSEE'S BEST EFFORTS. Licensee represents and warrants to use its best efforts to proceed diligently with its manufacture, marketing, distribution, and sale of the Licensed Products and System in the Field of License in accordance with the terms of this Agreement. Licensee shall at its cost and expense use its best efforts and all due diligence to energetically and aggressively develop the market for the Licensed Products in the Field of License, to promote the sale, and use of the Licensed Products and to enhance the reputation and goodwill associated with the Licensed Products. In connection with its obligations under this Article 6.2.1, Licensee shall maintain facilities of a nature and style suitable in the Field of License to facilitate the marketing, distribution, and sale of the Licensed Products; shall provide aggressive, dedicated, continuous representation in the Field of License by means of sales and support staff sufficient in number, qualifications, and training to aggressively and effectively promote, market, and service the Licensed Products.

                           6.2.3 LICENSEE TECHNOLOGY.

         Licensee represents and warrants in recognition of mutual benefits to be derived by Licensee, that it shall grant to Licensor a nonexclusive, royalty free license, with the right to sublicense, to make, use, and sell any Licensee made improvement or enhancement or improvement or enhancement made on behalf of Licensee, to the Licensed Product (Licensee Technology). With regard to technology developed by Licensee, Licensee represents and warrants that it shall have the sole and exclusive right to grant the license to manufacture, use, sell, and otherwise transfer Licensee's Technology relating to the System to Licensor.

                           6.2.4 QUALITY OF LICENSED PRODUCTS. Licensee represents, warrants and covenants that it shall diligently inspect goods delivered by Authorized Sources to assure conformity with specifications, grade and quality satisfactory to Licensor, and shall not procure goods from any unauthorized source. Furthermore, Licensee shall not induce any Authorized Source to engage in adulteration, substitution or other practices that would constitute a variance from such specifications, grade and quality and shall not knowingly countenance any such practices.

                           6.2.5 LICENSE NOT IN CONFLICT WITH OTHER INSTRUMENTS; REQUIRED APPROVALS OBTAINED.

                                    6.2.5.1 To the best of Licensee's knowledge, the execution delivery, and performance of this License by Licensee will not (a) violate or require any registration, qualification, or filing under, (i) any law, statute, ordinance, rule or regulation ("Laws") of any federal, state or local government ("Governments") or any agency, bureau, commission or instrumentality of any Governments, or (ii) any judgment, injunction, order, writ or decree or any court, arbitrator, or Government.

                                    6.2.5.3 To the best of Licensee's knowledge, the execution, delivery and performance of this License by Licensee will not conflict with, require any consent, approval, or filing under, result in the breach or termination of any provision of, or constitute a default under (i) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or any instrument or agreement to which the Licensee is a party or is bound, or (iii) any judgment, injunction, order, writ, or decree of any court, arbitrator, or government by which the Licensee or any of its assets or properties is bound.

                           6.2.6 LEGAL PROCEEDINGS-LICENSEE. To the best of Licensee's knowledge, there is no action, suit, proceeding, claim, arbitration, or investigation by any Government or any other person (i) pending to which the Licensee is a party, (ii) threatened against or relating to the Licensee or any of the Licensee's assets or businesses, (iii) challenging the Licensee's right to execute, deliver, or perform under this License, or (iv) asserting any right against Licensee with respect to the System. and there is no basis for any such action, suite, proceeding, claim, arbitration, or investigation.

                           6.2.7 DUE ORGANIZATION, GOOD STANDING, AUTHORITY OF LICENSEE. Licensee is a corporation duly organized, validly existing, and in good standing under the laws of _________________. Licensee has full right, power and authority to own its properties and assets, and to carry on its business. To the best of Licensee's knowledge, Licensee is duly licensed, qualified and authorized to do business, and is in good standing in each jurisdiction in which the properties and assets owned by it or the nature of the business conducted by it makes such licensing, qualification and authorization legally necessary.

                                 7.0 ASSIGNMENT

This Agreement may not be assigned by Licensee without the written consent of Licensor, such consent not to be unreasonably withheld. Furthermore, Licensee may not transfer this Agreement along with the sale or transfer of Licensee's business to a third party without first obtaining the written consent of Licensor, such consent not to be unreasonably withheld. Except as otherwise provided under this Article 7.0, it is expressly understood and agreed that Licensee shall not license, sublicense, or otherwise dispose of the System or rights provided under this Agreement to any third party.

                                 8.0 LICENSE FEE

License Fee Schedule:
License Type               License Fee
------------               -----------

A                            $ 25,000.00
B                              50,000.00
C                             100,000.00
D                             150,000.00
E                             200,000.00
F                             250,000.00

Licensee shall pay to Licensor upon the Effective Date of this Agreement a License Fee in the amount of _________________ dollars ($ ) for License Type _____ as listed immediately above.

               9.0 ACQUIRING RIGHTS TO EXCLUDED FIELDS OF LICENSE

It is understood that Licensor is without the right to grant a license to make, use, sell, sublicense or otherwise transfer the System in any of the Excluded Fields of License listed and described in Schedule A of this Agreement. Should Licensee desire to acquire a nonexclusive license to make, use, and sell the System or any component thereof in one or more of the Excluded Fields of License, Licensee shall contact Licensor in writing requesting a grant(s) of such license(s). Licensor shall submit the request to the owner of the Field(s) of License that Licensee wishes to acquire. The owner of the Field(s) of License may grant Licensee, at its sole discretion, a nonexclusive license in owner's Field of License. The terms and conditions of any such nonexclusive license shall be negotiated on a case by case basis. Once Licensee acquires one or more of the Excluded Fields of License, such acquired Excluded Fields of License shall be deemed as part of Licensee's Field of License for purposes of this Agreement.

                      10.0 INFRINGEMENT AND INDEMNIFICATION

                  10.1 INFRINGEMENT CLAIMED BY THIRD PARTIES.

                           10.1.1 If the Licensee shall be sued for infringement by reason of the Licensee's activities under the license granted in this Agreement, the Licensee shall immediately notify the Licensor and the licensor shall defend, indemnify, and hold the licensee harmless against any such claims, which, if proven, would constitute a breach of any of the Licensor's representations or warranties of Article 6.1 above. Provided, however, that the Licensor shall not have a duty to defend if the claim of infringement is based upon acts of the Licensee which go beyond the scope of the Licenses granted, such as by reason of combination of practice under the license and authorized practices, with additional unlicensed activity, which combined licensed and unlicensed activity shall be the subject matter of the infringement action. Without limiting the foregoing, the Licensor shall have the control of any such defense and the right to enter into any settlement and/or compromise of any such claim. The Licensee shall, if requested by Licensor, make such reasonable modifications in the practice of the license granted under this Agreement such as would enable the parties to avoid or mitigate any third-party claims of infringement or misappropriation.

                           10.1.3 If Licensor shall be sued for infringement by reason of the Licensor's activities under any cross-license as anticipated by Article 6.2.2, the Licensor shall immediately notify the Licensee and the Licensee shall defend, indemnify, and hold the licensor harmless against any such claims, which, if proven, would constitute a breach of any of the Licensee's representations or warranties of Article
                           6.2 above. Provided, however, that the Licensee shall not have a duty to defend if the claim of infringement is based upon acts of the Licensor which go beyond the scope of the Licenses granted, such as by reason of combination of practice under the license and authorized practices, with additional unlicensed activity, which combined licensed and unlicensed activity shall be the subject matter of the infringement action. Without limiting the foregoing, the Licensee shall have the control of any such defense and the right to enter into any settlement and compromise of any such claim or action. The Licensor shall, if requested by Licensee, make such reasonable modifications in the practice of the license granted under this Agreement such as would enable the parties to avoid or mitigate any third-party claims of infringement or misappropriation.

                  10.2 INFRINGEMENT BY THIRD PARTIES. Licensor shall have the right but not the obligation, to institute and prosecute any and all suits to enjoin any and all infringers of the '552 Patent where such infringement affects Licensor's use, sale, or rights to the System, and from time to time during the continuance of this Agreement, and at its own expense, may institute any suit or suits it may deem necessary. The Licensor shall have the right to institute and prosecute such suits, and to employ its own counsel for such suits; and Licensor shall pay for all services rendered by counsel so retained, and for all incidental costs and expenses. Licensor agrees that Licensee may join as a party plaintiff in any suit initiated by Licensor pertaining to infringement in the Field of License regarding the System, at Licensee's sole expense, where Licensee deems that joining as a party plaintiff is necessary and in Licensee's best interests.

             11.0 LIMITATIONS OF LIABILITY AND CONSEQUENTIAL DAMAGES

         IN NO EVENT, WHETHER BASED ON CONTRACT, INDEMNITY, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, SHALL LICENSOR OR ITS SUBCONTRACTORS OR SUPPLIERS, OR ANY OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, BE LIABLE FOR (I) SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES; OR (II) ANY LOSSES OR DAMAGES ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM
(A) THE PERFORMANCE OF ANY THIRD PARTY NOT HIRED BY LICENSOR, (B) ANY SOFTWARE, HARDWARE OR OTHER PRODUCT OR COMPONENT PROVIDED BY ANY THIRD PARTY, (C) THE RELIANCE BY LICENSOR ON ANY STATEMENT OR REPRESENTATION MADE BY LICENSEE REGARDING A THIRD PARTY VENDOR; OR (D) ANY FAILURES STEMMING FROM PROBLEMS RELATING TO THE YEAR 2000.

                       12.0 TERM OF AGREEMENT AND RENEWAL

The term of this Agreement shall be two years from the date that Licensor provides Licensee with the name of an Authorized Source pursuant to Article 3.1 of this Agreement.

                                13.0 TERMINATION

                  13.1 This Agreement may be terminated as follows:

         a.    By mutual Agreement of the Parties.

         b. If the Licensee shall (i) commence a voluntary case under the federal or State bankruptcy laws, (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, (vii) take any corporate action authorizing any of the foregoing, (viii) become the subject of a case or other proceeding in any court of competent jurisdiction seeking relief under the federal bankruptcy laws or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, which proceeding shall continue undismissed or unstayed for a period of sixty consecutive calendar days, or an order granting the relief requested shall be entered, or (ix) become the subject of the appointment of a trustee, receiver, custodian, liquidator or the like, which appointment shall continue undismissed or unstayed for a period of sixty consecutive calendar days.

         d. If Licensee, without having first terminated this Agreement and ceased obtaining any of the benefits of this Agreement challenges the validity of any patent purported to be licensed by the Licensee under this Agreement.

         e. If Licensee does not procure Licensed Product from an Authorized Source pursuant to Article 3.4.

         f. By either party due to the other party's material breach of its obligations under this Agreement, upon giving written notice.

                  13.2 Upon termination of this Agreement, any and all rights which the Licensee shall have or possess under this Agreement shall permanently cease and be by it relinquished and surrendered to the Licensor. If such termination is not due to a Licensee breach of this Agreement, Licensee shall have the right to sell all Licensed Products already manufactured and in its possession for a period of three (3) months following the termination date. Should termination of this Agreement be due to a Licensee breach, then Licensee shall, upon termination, transfer all Licensed Products to Licensor (unless otherwise agreed to in writing by Licensor).

                                  14.0 MARKING

         The Licensee shall use such certification mark(s), trademark(s), and/or other marking(s) as may from time to time be adopted by the Licensor to indicate to the public that the Licensed

Products are genuine licensed products, and/or to indicate the patent protection applicable thereto (Licensor Mark(s)). The Licensee shall in any event when requested by Licensor mark the patent number of each patent covering the Licensed Products, on each Licensed Product manufactured, sold or otherwise distributed by the Licensee in a manner satisfactory to Licensor, and shall use the trademark registration symbol adjacent any registered trademark to the extent permitted by law. However, it is agreed and understood that Licensee may use its own certification mark(s), trademarks, and/or other marking(s) (Licensee Mark(s)) as Licensee may from time to time adopt, on Licensed Products. It is further agreed and understood that Licensee may use Licensee Mark(s) conspicuously on Licensed Products, and may use Licensor Mark(s) less conspicuously. By way of example, Licensee may apply Licensee Mark(s) in large bold type or design on the primary display surface of Licensed Product and apply Licensor Mark(s) on a secondary surface of Licensed Product in small, but readable, type or design.

                    15.0 NO BUSINESS OPPORTUNITY OR FRANCHISE

         This Agreement is not intended to be, and shall not be construed to be, the granting of a business opportunity or of a franchise under the laws of the United States or any state or territory thereof. The Licensee warrants to the Licensor that the Licensee possesses business expertise relevant to the field in which it will engage, pursuant to the license granted herein. The Licensee acknowledges that the Licensor is not obligated by this Agreement to provide any business advice or business assistance of any kind or nature whatsoever, including but not limited to the provision of a prescribed marketing plan or system, and warrants that the Licensee has not received, and does not expect to receive, any business advice or assistance from Licensor on which it has relied or intends to rely in any manner whatsoever. The Licensee further acknowledges that the Licensee, in evaluating the propriety of entering into this Agreement, has relied exclusively on its own advisors and not on any representations made by the Licensor except such representations as are expressly stated in the words of this Agreement.

                    16.0 NO INVESTMENT OR SECURITIES OFFERING

         The Licensee represents and warrants that the Licensor shall not, by reason of entering into this license with the Licensee, be or become obligated to file a registration statement with the Securities and Exchange Commission to qualify the License to fall under the blue sky laws of any state. Furthermore, notwithstanding any other provision of this Agreement, the Licensee shall not enter into any transaction regarding the License that would require the Licensor to file a registration statement with the Securities and Exchange Commission to qualify the License to fall under the blue sky laws of any state. Any violation of this Article 16.0 is a material default that shall entitle the Licensor to terminate this Agreement.

                    17.0 CONSENT TO ADVERTISING AND PUBLICITY

         The Licensor may issue and disseminate to the public information describing the license entered into with the Licensee, including the name and address of the Licensee, the general terms of the agreement and a general description of the Licensee's business.

                               18.0 GOVERNING LAW

         This Agreement shall be interpreted and construed in accordance with the laws of the

United States and the laws of the State of North Carolina.

                          19.0 INDEPENDENT CONTRACTORS

         The Parties to this Agreement are independent contractors. Nothing in this Agreement is to be construed as making either party an agent of or joint venturer with the other.

                    20.0 COMPLETE AGREEMENT AND MODIFICATION

         This Agreement represents the entire agreement, both written and oral of the Parties, and supersedes and replaces any prior written or oral agreements between Licensee and Licensor. This Agreement may be amended only in a writing stating that it is in amendment or modification of this Agreement, and signed by an authorized representative of each of the Parties hereto.

                                  21.0 NOTICES

         Any notice required to be given under this Agreement shall be properly given if delivered by first-class mail as follows:

ID Technologies Corporation
2506 West Nash Street, Suite C
Wilson, North Carolina 27896
Attention: President

                              22.0 CONFIDENTIALITY

         The Parties acknowledge that in order to carry out the License granted hereunder, it may be necessary for either Parties to transfer or disclose certain trade secrets that have been developed by Licensor and/or Licensee, or on their behalf at great expense and that have required considerable effort of skilled professionals. The Parties acknowledge and agree that in no event shall either Party disclose any such trade secrets to any third party. In the event that it is necessary to transfer or otherwise disclose such trade secret and confidential information to either Party, or an Authorized Source, then the party disclosing such trade secrets or confidential information shall require the party to which the information is being disclosed to sign a confidentiality agreement, requiring that in no event shall the receiving party disclose any such trade secrets and confidential information to a third party. Confidential information shall be that information disclosed or transferred to either Party that is marked "Confidential," or information disclosed or transferred to either party that at the time of such disclosure or transfer the party receiving such disclosure was informed that the information must be treated by the receiving Party as confidential.

                                23.0 ARBITRATION

         Any dispute under this Agreement not resolved within thirty (30) days of notice to the other party shall be submitted to binding arbitration under the rules of the American Arbitration Associated then in effect. There shall be no appeal from the decision other than for gross violation of due process or fraud in the conduct of the arbitration. Judgment upon the decision may be entered in a state or federal court, as may be appropriate, selected by the party of whom arbitration was requested, or, if that party declines to promptly select such a court, in a court selected by the party who had requested arbitration. The parties irrevocably agree, for this purpose only, to submit to the jurisdiction of such a court, or application may be made to such court for confirmation of the decision, for judicial acceptance thereof, for an order of enforcement, or for any other legal remedies that may be necessary to effectuate the decision. The expense of the arbitration and/or arbitrators shall be shared equally by the Parties. Each of the Parties shall bear its own arbitration costs, including without limitation its own costs of preparation, attorneys' fees, and witness fees and expenses. In the event of litigation between the Parties, arbitration may be so requested at any time prior to the beginning of a trial. Any required arbitration shall be held at a site in North Carolina as determined by Licensor.

                                24.0 SEVERABILITY

         If any provisions of this Agreement shall be construed to be illegal or invalid, the legality of the validity of any other provisions hereof shall not be affected hereby. Any illegal or invalid provision of this Agreement shall be severable, and all provisions shall remain in full force and effect.

                 25.0 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All of the representations and warranties of the parties contained in this Agreement, the indemnification provisions of Article 10, and the Limitations of Liability and Consequential Damages provisions of Article 11 shall survive termination of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have through a duly authorized officer thereof duty executed this Agreement on the dates indicated below to be effective as of the day first indicated above.

ID Technologies Corporation (Licensor)                         (Licensee)


By:                                                  By:
     William F. Lane                                      [Name]


Title: President                                     Title:
      ----------


Date:                                                Date:


THE FOLLOWING SCHEDULES, WHEN INITIALED BY BOTH PARTIES, ARE INCORPORATED HEREIN BY REFERENCE:

LICENSOR          LICENSEE

                                          Schedule A
                                          Schedule B
                                          Schedule C

                                   SCHEDULE A

                           EXCLUDED FIELDS OF LICENSE

The Excluded Fields of License are:

                                        1. Use of the system for United States
                                        FAA approved airline and airport
                                        facilities throughout the world, in
                                        particular, for airline and airport
                                        personnel identification and security
                                        systems.

                                        2. Use of the system for general purpose credit and debit Cards (Visa,
                                        MasterCard, American Express, Discover
                                        Card, Carte Blanche, Diners Club, etc.)
                                        or general purpose bank-issued cards of
                                        various forms.

                                        3. Use of the System for Internet
                                        security.

                                        4. Use of the system in computer
                                        security applications, including
                                        facilities and computer access control
                                        and information security applications
                                        utilizing computer networks including
                                        the Internet.

                                        5. Use of the system in financial
                                        applications including government,
                                        treasury, banking, credit and debit
                                        cards, and regulatory applications.

                                        6. Use of the system in hotel security
                                        industry, including hotel door locking
                                        devices, in-room safes, mini-bars, and
                                        all associated security systems.

                                   SCHEDULE B
                             CERTIFICATE OF LICENSE

[NAME OF LICENSEE]




Street


City, State, Zip Code

Licensee Number:

Authorized by:                                         Date:
Officer of ID Technologies Corporation

                                   SCHEDULE C

                         LICENSEE'S INTENDED INDUSTRIES

Number of contacts: 384

---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Company                                        Contact                              Phone                 Ext     Mobile Phone
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
                                               George Graff                         508-541-8413
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
PHILLIPS CORP                                  AD SCKALLS                           314-0274-3455
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ZIONS 1ST NATIONAL BANK                        AUSTIN AMUNDSEN                      801-974-8749
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ABC News                                       Tom Gubar                            212-456-3467
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ABN AMRO BANK                                  NORBERT KATZ                         312-0628-7794
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ACCESS SPECIALTIES, INC.                       SEAN BRESLIN                         612-453-1283
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Accountant                                     Gary Gemberling                      309-392-2266
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ACTIVCARD                                      JEAN-LUC AZOU                        331-4204-8400
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ADC TECHNOLOGIES INTERNATIONAL                 H LIM                                657-438-088
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ADC Technologies International PTE Ltd         Vincent Lim                          657-438-088
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
AHEARN & SOPER INC.                            GLENN BEATON                         613-226-4520
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
AIC                                            THOMAS MCMAHAN                       562-246-8100
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
AMERICAN BANKNOTE COMPANY                      RICARDO MENEZES                      0055-215-8551
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
AMERICAN BOARD FOR CERTIFICATI                 LINDA MICHEL                         703-836-7114
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
American Society Foa                           Cae Fjoseph Rcc                      Main (703) 519-6200
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
AMERICAN SOCIETY FOR INDUSTRIAL SEC..CCP.      JOHN J. KELLY                        813-932-3094
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Andover Controls Corp.                         William J. LaPointe
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Andover Controls Corp.                         John Perez
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Anteon/System Resources                        William B. Hubbard                   (703) 550-5397
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ARETE ASSOCIATES                               RANDY POTTER                         818-501-2880
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Arnold Company                                 A. Arnold
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
ASCOM AUTELCA                                  DANIEL VOEGELI                       413-1999-6330
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
AVILA INTELLIGENT SYSTEM                       ROBERTO AVILA                        113 873 7770
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Avila Sistemas Inteligentes                    Roberto Avila                        [55] 11 3873.7770
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Ba Custom Cards                                Jennifer Campbell                    (905)712-4500
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BaaCard                                        Lean RE                              T61: (418) 877-5393           (418) 563-8256
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Bank Chambers                                                                       01458253344
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BANKNOTE CORP. OF AMERICA INC.                 LAURENT DE BERNEDE                   2026252727
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BARCLAYS BANK PLC                              BILL PERRY                           441604254887
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Public Relations, Inc.                         Mindy Franklin                       (847)291-1010
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BEC-USA                                        WARREN LOK                           6262123151
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BES SYSTEMS, INC.                              MIKHAIL BERESTETSKIY                 7323161650
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Biometria Seguridad Control                    Alejandro Espinosa Figueroa          [52] (5) 598-3099
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Biometria Seguridad Control                    Javier Estrada Figueroa              [52] (5) 598-3099
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BIOMETRIC CONTROLLED SYSTEMS                   MARTIN LICHTMAN                      9147748606
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BIOMETRICS IMAGINEERING, INC.                  HECTOR HOYOS                         7877535323
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BIOMETRICS IMAGINEERING, INC.                  HECTOR T. HOYOS                      (787) 753-5323x 28            409-2901
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BIOMETRIX INT.                                 Harald Griesser                      431-748-1756
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Bryan Garnier & Company                        Antoine Spillmann                    [44] 171-208 0222
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BULL                                           JEROME BOISSEAU                      39664268
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Bush Ross Gardner Warren & Rudy, P.A.          Richard B. Hadlow                    813-224-9255
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Mondex USA Services LLC                                                             Tetephon4156456919
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
BYTE MAGAZINE                                  DANIEL COYLE                         51427O9509
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Cahners Publishing Company                     Steven L. Brackett                   (847) 390-2978
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Cahners Publishing Company                     Bill Zalud                           (847) 635-8800
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
CAMBRIDGE CAPITAL INVESTMENTS                  JIM McCULLIN                         410-728-7330
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
CANADIAN BANK NOTE COMPANY, LI                 STEFAN DUMAS                         6137226607
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
CANYON POINT TECH. LLC                         MILTON GARCIA                        5104177930
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Capital Funding                                Ron Sheffron                         954-970-9800
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
CAPITAL ONE FINANCIAL CORP.                    STEVE BARTOS                         8049678968
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Card Company                                   Jesse Samberg                        (212)878-7392
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
Card Systems Inc.                              Bill Lynch                           (610)524-2410
---------------------------------------------- ------------------------------------ --------------------- ------- --------------
CARDTECH                                       KELLY KILGA                          (301)654-0551
---------------------------------------------- ------------------------------------ --------------------- ------- --------------

CARDTECH                                       Ben Miller                               (301)654-0551
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Card Technology Corporation Tel                Martin W. Chu                            (201) 845-7373
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CARDTECH ASIA PACIFIC LTD.                     THOMAS CHAN                              85228911936
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CARDXX                                         Frank A. LEO                             970-686-2444
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CARDXX                                         George Levy                              970-686-2444
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CARDXX                                         Harry J. Tiffany, III                    970-686-2444
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CASI-RUSCO                                     TED WRIGHT                               5619986188
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CENTURY TECHNOLOGY                             DON SHAO                                 88634705140
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Check Corporation                              Guy Scott                                (561)802-3442
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CHEVRON INC.                                   DAVID SAVAGE                             925-827-6490
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CISA                                           ROCCO VITALI                             39546677111
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CISCO COMPUTER SECURITY                        CHENG BOON CHOO                          658428959
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CISCO COMPUTER SECUR17Y                        JEFFREY TAN                              658428991
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
City Bank                                      Dan Clark                                301-790-4217
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CLEARPOINT                                     STEVEN WILSON                            7734042881
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Co OL!                                         Michabl B. TIC BR                        (301) 306-5920                (703) 403-9237
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Colorado Plasticard, Inc.                      Robert A. Clarke                         (303) 973-9311 Ex
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
COMPULETRA LTDA                                SCALCO JAIME                             55512314848
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Computer Graphics and 3 D Animation Tech       Milton V. Garcia                         (925)417-7930
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Computer Intelligence 2 INC.                   George Wallace                           202-289-4376
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Computer Memory Systems Ltd.                                                            972-2-6751123
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Computerized Security Systems                  Michael Remenih                          (714) 722-5400
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
COMPUTERIZED SECURITY SYSTEMS                  MICHAEL REMINIH                          7147225400
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
COMTEC LTD.                                    DAN GALEZER                              97236102630
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Control Devices Group                          Michael C. Harvey                        (847)662-9200
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Corporate Financial Strategies                 Jay W. Vandervort                        518-869-6499
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CROSS CHECK CORPORATION                        GUY SCOTT                                5618023442
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Current gis                                    Laurs L Evins                            (281) 379-5333
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CYPRESS COMPUTER SYSTEMS, INC.                 ANTHONY DIODATO                          8106783777
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
CYPRESS COMPUTER SYSTEMS, INC.                 GEORGE KIESS                             8106783777
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DAI NIPPON PRINTING                            MITSURA IIDA                             2122137507
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DAI NIPPON PRINTING CO., LTD.                  KEIKO KIBUNE                             2122137551
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DAI NIPPON PRINTING CORP.                      HIROAKI KABAMOTO                         0354966914
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DATACARD CORPORATION                           DALE HILL                                6129331223
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DATALINE, INC.                                 GREG YARUS                               8437445002
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DATING, S.P.A.                                 GIOVANNI BAT MARGAROLI                   39331704400
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Delta Air Lines, Inc                           Gail Griffith                            (404) 715-6045
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Delta Air Lines, Inc                           Raymond A. Rikansrud                     (404) 715-6045
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DEPARTMENT OF DEFENSE                          ERIC JANLE
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DEPARTMENT OF DEFENSE                          STEPHEN LUTHER                           3016880274
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DEPARTMENT OF DEFENSE                          LAWRENCE MELTON                          3016880275
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DEPARTMENT OF DEFENSE                          LAWRENCE REINERT
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Department of Emerging Technologies            Daniel L Maloney                         301-427-3707
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DEPT. OF DEFENSE                               CHRIS ENGLISH                            4109649746
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DEPT. OF NATIONAL DEFENSE CANA                 CAL CLUPP                                6139966203
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DFI International                              Hannah J. Wolken                         (202) 785-9041
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DIGICARD                                       ADRIAN WEISZMAN                          59824084649
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
DIRECT PLUS                                    ILAN BARTOV                              800-503-9020
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
E-mail; ftakamu@kanagawa.hitachi.co.jp                                                  [81]463 88 8279

---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
EATON CORP. DEPT.H-343                         ARLENE KLUMB                             4146284414
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Electronic Funds Transfer Association          H. Kurt Helwig                           (703) 435-9800
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
ELECTRONIQUE INTERNATIONAL HEB                 YVON AVENEL                              33144253203
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
ELVA                                           CEDRIC COLNOT                            331464444
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
ENVIRONMENT AND TRANSPORT CONS                 JOHN ARMSTONE                            44124360243
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
EPS CORP.                                      ROY HANDSCOMBE                           3053780001
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Executive business media inc.                  Della Leighton                           (516) 334-3030
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
EXXON COMPANY. U.SA                            H. G. Bray                               (713) 656-8507
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Fmail:yasuofukuda/HQ/TEC@tec-ipn.co.ip                                                  (033) 292-4885
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FED. BUREAU OF PRISONS                         JIM MAHAN                                2023073191
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FEDERAL EC PROGRAM                             KENNETH SARDEGNA                         2025012447
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Firmware Wizard                                                                         (949) 250-8888 Ex
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FIRST DATA RESOURCES                           TED HENKENIUS                            4022221997
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FIRST MILLENNIUM                               KENNETH GAY                              3122368909
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
First Union                                    William V. Norris                        904-361-3235
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Fischer Internaiiona[SYS]-EMS Corporation      Paul Pieske                              (941) 643-1500
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------

---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FISCHER INTERNATIONAL                          RANDY MARTIN                             9414362530
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Fischer International Systems Corporation      Paul Pieske                              (941) 643-1500
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FITEC                                          DAN MCGRATH                              2022198474
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Forte & Associates                             Kathleen J. Forte                        (415) 435-2170
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FRANCE TELECOM                                 SYLVIE LANIEPCE                          33231759266
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FRANCOIS CHARLES OBERTHUR                      GUTHMANN PATRICK                         33147646433
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
FUTURE TRENDS                                  MUTAZ ZEIDAN                             971506226895
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
G E Retail Finical Services                    Mr. Ed Stewart                           203-357-4720
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GARY BRAS                                                                               925-757-5995
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Gary Gimberling C.P.A.                                                                  309-392-2266
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GE CAPITAL CONSULTING                          MIKE MINAHAN                             7035024438
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GE Medical Systems                             Tal-Sheng Chang                          847-704-8805
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GE MEDICAL SYSTEMS                             STEVEN ROEHM                             847-704-8525
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GENERAL SERVICES ADMIN.                        SUSAN WHITNEY                            202-501-3789
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GENERAL SERVICES ADMINISTRATION AG             William Eck                              202-501-2830
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GENERAL SERVICES ADMINISTRATION AG             DARYL HENDRICKS                          202-273-3686
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GENERAL SERVICES ADMINISTRATION AG             Ken Sardegna, MBA                        202-501-2447
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GENESIS INTERNATIONAL INC                      JOHN BLANK                               314-282-0011
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GET CORP.                                      H JAMAL                                  7818906700
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Getty Oil Corp.                                Susan Golden                             516-338-6000          1221
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GLOBAL IMAGING PRODUCTS                        STACEY NYMAN                             7704520789
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GROUPE INNOVATRON                              PHILIPPE LE CLECH                        33140463600
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GSA Smart Card Initiatives Team                Daryl J. Hendricks                       (202) 501-2447
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GSA Smart Card Initiatives Team                Ken Sardegna, MBA                        (202)501-2447
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GTE Network Services                           Melissa Littlefield                      (972) 887-2767
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
GUSTAVO GRUNDLER                                                                        787-782-6006
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HARRIS CORP.                                   JOHN TRINIDAD                            7162445830
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HARRIS CORPORATION                             ROB RAINHART                             4077272213
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HEIMANN BIOMETRICS SYSTEM                      KLAUS WENIGER                            493641429732
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Helmann                                        Dipl.-Math.                              0-641/4297-32
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HEWLETT PACKARD                                RAY WALKER                               5417156557
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HITACHI                                        FUMIO TAKAMURE                           81463888279
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HITACHI                                        MASARU YAMADA                            81463888279
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HITACHI                                        TAKAO ZEN                                81463888279
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HITACHI INFORMATION TECHN                      YOSHIAKI EIFUKU                          81456819560
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HITACHI, LTD.                                  MITSUO USAMI                             81423231111
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HITACHI, LTD.                                  SETO YOICHI                              81449669111
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
HZS INTERNATIONAL                              RONALD E LINCOLN                         5088799081
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
I,Ais L:..!lan F_Nte                           Steven R. Pomerantz                      (626) 405-5981
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IBM                                            STACEY BARNES                            5128389305
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IBM                                            GEORGE KRAFT                             5128382688
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IBM CORP.                                      JOHN MERLINO
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IBM CORPORATION                                MARK BREGMAN                             9147663900
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IBM MOBILE COMPUTING                           JOHN NICHOLSON                           9195432250
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IC ONE                                         DAVID ABPLANALP                          8013550066
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IC ONE                                         James E. Biorge                          (801) 355-0066
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
ID NETWORKS, INC                               KEVIN BURKE                              4408264466
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
IDENTICAM SYSTEMS                              SEAN DONNACHIE                           9055130373
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
ILCATEX LTD                                    EDDY L0TZCAR                             5712186017
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Illinois Department of Human Services          Catherine Wilhelm                        (217) 782-1363
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
INCARD S.P.A.                                  GIOVANNI PIEROZZI                        39823630414
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Incorporated                                   Gregory I. Yarus                         (800) 666-9858
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
INLINE MARKETING GROUP                         CHRIS THORNBY                            6129381575
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Integrators, Inc.                              BeSO E. fine Sireel.Renche Oeminouez CR  310 890-1 . 69
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
INTERLOCK AG                                   WERNER VOGT                              004117308105
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
INTERNATIONAL MATERIALS AGO                    AUDREY DEMERS                            9784523405
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
INTERNET COMPUTER TECH.                        JAMES TJOEAN THE                         61293145220
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Internet Computer Technology Pty. Ltd.         James the Tjoean                         61293145220
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
INTERPAY NEDERLAND B.V.                        KOOS LATTA                               31302835795
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
INVESTMENT GROUP                               Danny W. Beauchamp                       (703) 412-8036
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
ITT CANNON                                     GARY BETHURUM                            7147578273
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
JCM AMERICA CORP.                              KEN IVORY                                702-651-0000
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
JCM AMERICA CORP.                              Marvin Miller                            702-651-0000          5901    702-683-7248
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Jerome Svigals, Incorporated                                                            (415) 365-5920
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
JUNGE INGENIEROS CONSULTO                      FERNANDO JUNGE R                         5622352335
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
JUNGWHA                                        DOMOOK KIM
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------

---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Kaiser Foundation Health Plan Inc.             Ph. D. Brent A. Lowensohn                (626) 405-5347
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
KAISER PERMANENTE                              BRENT LOWENSOHN                          6264055347
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
KAISER PERMANENTE                              STEVE POMERANTZ                          6264055981
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
KAISER PERMANENTE                              BILL WOODMANCY                           6264055371
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
KAISER PERMANENTE                              STEVEN R. POMERANTZ                      (626) 405-5981
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
KRONOS                                         LEE RIDLON                               978-244-1500
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
KYOTO CAPITAL GOODS IND                        MUHAMMAD HAROON                          7039787018
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
I compul ira                                   Jaime Bergmann Scalco                    Rua Beck5605123
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LABCAL TECHNOLOGIES                            CARL BOUDREAU                            4186923137
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LABCAL TECHNOLOGIES INC                        GUY DUFOUR                               4186923137
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LABCAL TECHNOLOGIES NC.                        HUGUES GERVAIS                           4186923137
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LASERCARD SYSTEMS CORP.                        LOUIS SCIUPAC                            6509694428
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LEAPFROG SMART PRODUCTS                        JEFF MURPHY                              4078721161
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LEI                                            Peter Gleeson
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Leigh                                          David Skinner                            612 9315 3006                 (041) 829-6782
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LEIGH-MARDON                                   PETER GLEESON                            395569469
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LIACOM                                         ZEEV NATIV                               97235573443
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Liacom Systems Ltd.                            Zeev Nativ                               972-3-5573400                 972-52-513358
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LIBRARY OF CONGRESS                            GERALD E. MELTZER, MD                    202-707-0267
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LISTEN                                         STEVEN LEVINE                            7033351111
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LITRONIC, INC.                                 CAMERON DURHAM                           7146223606
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LOCKHEED MARTIN                                DR. ALLAN JAWOSKI                        202-414-3507
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LOCKHEED MARTIN                                ROBERT KIDD                              4073067004
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
LUCENT TECHNOLOGIES                            PATRICE EDWARDS                          9085824785
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
M&A GROUP SA                                   MICHEL SCHWAB                            41216521150
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MAC-UK                                         BILL RAY                                 441483447812
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
mail Icorbett@sjb. co. uk                      linda J Corbett                          01458253344
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Merchants Association of Florida, Inc          David E. Craig                           (813) 273-7801
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Metropolitan Transit Authority                 Jesse Samberg                            212-878-7392
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MICRO Identification Systems, Inc              Bernal Quiros                            (305) 447-9579
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MICRO Identification System, Inc               Luis R. Sanchez                          (305) 447-9579
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Micromodular Date Solutions, Inc.              Thomas Templeton                         (408) 986-9000
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MINISTRY OF THE INTERIOR                       MARC GERRARD                             31703027707
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MINISTRY OF THE INTERIOR                       FONS KNOPJES                             31703027707
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MOBIL OIL CORPORATION                          JOE GIORDANO                             703-849-3801
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MOBIL OIL CORPORATION                          KEVEN JETER                              703-849-3801
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Fischer Internaiiona[SYS]-EMS Corporation      Paul Pieske                              (941)643-1500
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Mondex USA Services LLC                                                                 Tetephon4l56456919
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MOTOROLA                                       JANE CHANG                               6029524069
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MOTOROLA                                       EZZY DABBISH                             8475765377
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MOTOROLA SMART CARD SYSTEMS                    STEVE THOMPSON                           8475766361
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MOTUS TECHNOLOGIES                             OMAR BENNIS                              4186866887
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Mr. George Graff                                                                        508-451-8413
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Mutual Company                                 Cfa Carla N. Cooper                      (414) 765-3583
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
MYTEC TECHNOLOGIES INC.                        TERRY MILKIE                             41646760000
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
N wDo on Cn rrn Gaot                           Frans Heideman                           (202) 624-3931
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Nail:yasuo_fukuda/HQ/TEC@tec-jpn.co.jp                                                  (033) 292-4885
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NARTIMED CCI                                   MILFORD ESTAY                            5626230444
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NATIONAL BUSINESS PRODUCT                      STEPHEN PRINCE                           6157719300
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NATIONAL PHYSICAL LABORATORY                   GAVIN KELLY                              441819436975
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NATIONAL SECURITY AGENCY                       GLEN JARBOE                              4106847251
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NATIONAL SECURITY AGENCY                       FRED ROEPER                              4108594494
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Nationale Defence                              BSc, CDI C. R. (Cal) Clupp               (613) 996-6203
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NCP                                            KEES PETERS                              31703010817
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NCR FINANCIAL SOLUTIONS GROUP                  IAN ROGER                                441382598322
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NCR Financial Systems Ltd                      D.C. C. May                              01382 592204
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NEDAP                                          It. W.O. de Jong
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NEDAP                                          R. J. W. Hubers
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NEDAP N.V.                                     HANS HALEBER                             31544471111
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NEW HEALTH USA, INC.                           JOSE BOLANOS                             408-358-8662
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NEWMARKET SOLUTIONS INC.                       JAMES BUTKOVIC                           3304871123
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NEZER INFORMATION SYSTEMS, LTD                 ARNON HAREL                              97297424229
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Nissel Sangyo America, Ltd.                    Tak Komai                                (847) 981-8989
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Nissel Sangyo Co., Ltd.                                                                 (033) 504-7555
                                                                                        (03)3504-77
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
NOKIA Mobile Phones                            Mark Sunderland                          972-894-4937
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------

----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Nondex USA Services LLC                              Janet.otsuki mondexusa.                  (415)645-6919
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
NOORTECH                                             WALEED BAKR                              96626609532
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
NORMAN DATA DEFENSE SYSTEMS                          LEE TAYLOR                               7036457616
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
NOVATERIC INC.                                       BRUCE SANDERS                            6137822214
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Novell                                               Ph. D. John R. Michener                  (801) 861-5478
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
NURI Information & Communications Inc.               Joseph Chang                             822-809-0161
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
O Hitachi, Ltd.                                                                               [81]1463 88 8279
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
OBERTHUR SMART CARDS                                 DAVID ANKRI                              33141252836
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
OFI INTERNATIONAL                                    HANNAH WOLKEN                            2027859041
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
OMRON CORPORATION                                    SHOSUKE MORITA                           334367178
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
OMRON MANAGEMENT CENTER OF AME                       KOJI NITTO                               4082711724
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
ON CAMPUS HOSPITALITY                                DELLA LEIGHTON                           5163343030
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
ORD                                                  FRANK ROGERS                             7036138840
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Orell Fassli Security Documents Ltd                  Raphael K&lin
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Orell Fassli Security Documents Ltd                  Louis Scivpac                            ORPORATION
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
ORELL FUSSLI SECURITY DOCUMENT                       RAPHAEL KAELIN                           4114667246
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PANASONIC/ MATSUSHITA ELEC. CO                       FRANK YAMANAKA                           2017713511
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PANASONIC/MIECOA                                     STEVE LANOVICH                           6305168313
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Partenaire Siemens Suisse SA                         Michel Schwab                            (41)21 652 1 1 50
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Payroll & Security                                   Samir Gulrajani                          (888) 852-8611
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PFA PRODUCTIONS                                      ALAIN PAOLINI                            334-953-06306
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PHILLIPS CORP.                                       BRIAN RODGERS                            314-027-451825
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PHILLIPS CORP.                                       AD SCKALLS                               314-027-43455
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
phoenix planning &evaluation ltd                     Gary L Glickman                          (301) 984-4210
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
phoenix planning &evaluation ltd                     Iana L Schmitzer                         (301) 984-4210
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
phoenix planning &evaluation ltd                     Gerard E. Trimarco                       (301) 984-4210
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PICS SMARTCARD INC.                                  STEVEN SIMONYI-GINDELE                   6044300669
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Pito                                                 Eric Milne
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PICS SmartCard Inc.                                  Steven Simonyi-Gindele                   (604) 430-0669
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PLETTAC ELECTRONIC SECURITY GM                       JUERGEN PAMPUS                           498963646631
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Plettac electronic security GmbH                     Dr. rer. nat.                            (0 89) 6 36-4 66 91
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PMO AIT                                              WILLIAM HUBBARD                          7035505397
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Preferred Capital Equities Corp.                     Larry Zuckerman                          212-459-9200
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Progressive Media Group, Inc.                        Paul L Caruso                            716-565-0861
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Prudential Capital Tech, Hologies (China)                                                     (852) 2782 6232
Ltd.
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
PRUDENTIAL CAPITAL TECH.                             WELLES ZHANG                             861065928032
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Public Relations, Inc.                               Mindy Franklin                           (847) 291-1010
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
R&D GEMPLUS GROUP                                    LUDOVIC ROUSSEAU                         33442365790
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
RAMON L BAEZ, C. POR A.                              RAMON BAEZ                               8095679541
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
RAY-MCGOVERN TECHNICAL CONSULT                       DOUG MCGOVERN                            9183553522
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Reports International, Inc.                          Loren C. Goloski                         (202) 842-3022 x3
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
REVOLUTION DESIGN                                    PATRICK HAMBLIN                          303-534-6334
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
ROBERT W. BAIRD & CO., INC.                          CARLA COOPER                             4147653500
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Rotek Consulting                                     Ross M Oakley                            61396908877
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
ROTEK CONSULTING PTY LTD                             ROSS OAKLEY                              61396908877
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
ROYAL DIAMOND CASINO                                 CHRISTOPHER JACKSON                      6046852340
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Ttgs, Inc: S Cia                                     Sean Breslin                             (612) 453-1283
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
S EC, URE Signatures                                                                          (310) 556-4646
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
S&S Public Relations, Inc.                                                                    (847) 291-1758
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SAGEM MORPHO, INC.                                   DAVID FRIANT                             2533833617
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SAGEM SA                                             DOMINIQUE LEPERE                         331343058
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SAIC                                                 JAMES CHEN                               3019246170
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SAIC                                                 JOHN SABATO                              3019246170
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SALES CORP. OF AMERICA                               JAN MICHAEL WEINBERG                     703-250-2799
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SANDIA NATIONAL LABORATORIES                         TIMOTHY BUCKLE                           5058448243
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SANDIA NATIONAL LABORATORIES                         GERALD RUDOLFO                           5058446701
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SANDIA NATIONAL LABORATORIES                         BORIS STARR                              5058459650
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SANKYO SEIKI AMERICA, INC.                           MITSUO YOKOZAWA                          4089885959
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SAYAG                                                MICHEL SAYAG                             6509620899
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Science Applications International  Corporation      John M. Sabato                           (301) 924-6170
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SCM MICROSYSTEMS                                     KERSTEN HEINS                            4083704888
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SEAS, Inc.                                           Charlie Gragg
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SECRET SERVICE @RETIRED_                             RONALD MORRIS                            7034519341
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
Secure Signatures                                                                             (310) 556-4646
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SECURE SIGNATURES                                    DAVIDE BERRUTO                           (310) 556-4646
----------------------------------------------       ---------------------------------------- --------------------- ------- --------
SECURETECH PERIPHERALS INC.                          NORIO SHIMAMURA                          3107485926
----------------------------------------------       ---------------------------------------- --------------------- ------- --------

---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SECURITY NETWORK                               JOSE MARIA PISCIONE                      342-5141-2560
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Security Sales                                 Andrew Shane                             (516) 564-8436
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Security Systems & Access Control Dept         G. F. (Jerry) Rudoifo                    (505) 844-6701
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SENSAR INC.                                    DAN WINSCHUH                             6092229090
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SERVICIO DE REGISTRO CIVIL                     EDGARDO KRELL                            5626992185
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SERVICIO DE REGISTRO CIVIL                     PATRICIO POBLETE                         5626342738
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Shell Oil Products Company                     Jerry Greenberg                          713-241-6161          3247
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SHELL OIL PRODUCTS COMPANY                     Mr. Richard Murray                       713-241-3528
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SLC EUROPE                                     GINO VAN DER VEN                         3227251120
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SMART CARD MFG. GUANGZHOU                      BRIAN CHEN                               862087552970
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Smart Products, Inc.                           Jeff Murphy                              (407) 872-1161
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SmMalt'0
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Sobal Real Estate                              Cliff Sobel                              201-907-5359                  973-257-0700
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Merchants Association of Florida, Inc          David E. Craig                           (813)273-7801
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Sony Corporation                                                                        InaHawa 1410001
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Sony Corporation                               Mr ger                                   1.1.[81354487456
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SOUTHWEST RESEARCH INSTITUTE                   MARK CARPENTER                           2105222091
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SPARTA INC.                                    DEAN BAKER                               4103819400
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
STANDARD REGISTER                              MARTIN HILEMAN                           9374431078
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
STATE OF CALIFORNIA                            LEE KERCHER                              9164453220
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Sto-V-al Chip Card Private Limited             Nick Lee Sheng Weng                      (65) 383 9988
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Stoval Chip Card Private Limited               Ken Wong KAI EN                          (65) 383 9988
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
STROMBERG, LLC                                 RANDY HUJAR                              2036248872
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Success Magazine                               Nancy Cess
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SUMMIT RESEARCH ASSOC. INC.                    FRANCES MENDELSOHN                       3016700980
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Summit Research Associates, Inc.               Frances D. Mendelsohn                    (301) 670-0980
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
SVS                                            BRYAN HAWK                               6026327038
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TABSBYMER                                      Al Blank
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Firmware Wizard                                                                         (949) 250-888 Ex
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Technical Consultants Inc.                     Doug McGovern Ph. D.                     (918) 355-3522
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Telly Communications Inc.                      Jim Kissane                              813-931-9537
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TEXACO                                         Louis Sprayberry                         800-839-2267
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
THE KINSHIP GROUP                              William F. Binns                         804-784-2769
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Thomson Components and Tubes Corporation       John Harris                              (973) 812-4354
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Three/3 G INTERNATIONAL                        TERENCE WEHLE                            7575641427
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
ADC Technologies International PTE Ltd         Vincent Lim                              (65) 743 8088
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Tracor Systems Technologies                    Ran DeBarry                              843-529-3835
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TRANSCAPITAL                                   JOSEPH F. CAMPAGNA                       703-758-2270
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TRANSTEX S. A.                                 LORENZO OFFENHENDEN                      5418143777
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TREDEGAR INVESTMENTS                           TONY RUSSO                               2064488422
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TRICON GLOBAL RESTAURANTS, INC                 CHARLES LEE                              9498633718
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Tricon Global Restaurants, Inc.                Charles H. Lee                           (714) 863-3683
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TRW                                            DAVID YU                                 3107649436
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TSSI                                           STEWART HEFFERMAN                        441793747700
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
TSSI                                           ED WHITE`                                441793747700
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
U.S. IMMIGRATION AND NATURALIZATION            MIKE FLEMIE                              202-514-3275
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
U.S. IMMIGRATION AND NATURALIZATION            Ronald J. Hays                           202-553-0549
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
U.S. IMMIGRATION AND NATURALIZATION            Michael J. Hrinyak                       202-553-0549
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
United States Department of The Treasury       Rick Barrett                             (912)267-2881
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
UNIVERSAL STUDIOES SECURITY                    MR. PHIL JONES                           407-224-7666
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
University of Washington                       Raymond A. Rikansrud                     (206) 685-6100
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Uptech                                                                                  (941) 924-3822
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
US IMMIGRATION & NATURALIZATION                MICHAEL J. FLEMMI                        202-305-9247
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
US IMMIGRATION & NATURALIZATION                BRAD WING                                202-305-1619
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
US WEST Communications, Inc.                   Bruce L. Steven                          (800) 666-9858
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
USDA/ FOOD & NUTRITION SERVICE                 T RICHARD ROACHE                         4045621828
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
UTIMACO SAFEWARE AG                            KURT SCHMID                              49617191717
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Uzi Elman                                                                               972-2-6236791
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
VETERANS ADMINISTRATION                        JOYCE MOEDER                             2022735258
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
VISA INTERNATIONAL                             PAUL GUTHRIE                             6504328443
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
WEST GMBH    ATION                             STEPHEN WEST                             4940441376
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
WESTINGHOUSE SECURITY ELECTRON                 GEORGE SOUSA                             4087276521
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Woddtronix(R)                                    Michel Bisson                            Td.: (514)4608884
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Woddtronix(R)                                    Benoit Guez                              (514) 460-8884
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
XICOR, INC.                                    GARY CRAIG                               4084328888
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
XL VISION, INC.                                JOHN MCMORRIS                            5615897331
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------

---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
---------------------------------------------- ---------------------------------------- --------------------- ------- --------------
Number of contacts: 185
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Company                                       Contact                               Phone               Ext.              Mobile Pho
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
                                              George William Kruse                  941-739-6200        204
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
                                              Wellese Zhang
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
3M SAFETY AND SECURITY DIVISION               ANNE M. WEAVER                        612-733-9343
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Abloy Security Inc                            Douglas Schoenrock                    9727531127          97275307
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ABN-AMR0 Services Co Inc                      CPP Dennis A Morgan                   3129048287          31290476
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ABR Benefits Svcs Inc                         John O'Shea                           8137852819          81378790
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ABR Benefits Svcs Inc                         Gary H Oberman                        8137852819          81378790
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ADC TECHNOLOGIES INTERNATIONAL LTD.           Vincent Lim                           657-438-088
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ADVANCED BUSINESS SYS.                        DELANDRO WILSON                       2464359160          24643772          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ADVANCED CARD SYSTEMS                         RANDELL HILTBRUNNER                   8176493222          81764933          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ADVANCED CARD SYSTEMS                         BERTRAND PELLETIER                    8176493222          81764933          97
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Advanced Security                             Thoms Marino                          2033810060          20338025
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
AFT Exports Inc.                              ALI Akbar Amin Sharie                 847-674-5955
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Airforce                                      Cheryl Ciocci                         3104167421          31041676
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
AlliedSignal                                  David Nelson                          8169973786          81699747          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
AlliedSignal                                  Ronald Pittman                        8169972908          81699747          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
AMAC Corporation                              JACK OKABAYASHI                       714-373-7932
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
AMAC Corporation                              Stan Yamamoto                         714-373-7931
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
AMON CARTER MUSEUM                            PRESTON BYRD                          8177381933          81773840
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Apunix Computer Services                      Peter Berens                          6194959229          61949592
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Atlantek Inc.                                 Werner Voght                          4017835700          40178398
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Automatic Control                             Gustavo Grundler                      7877826006          78778219
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Automatic Control Technology                  ING. Gustavo Grundler                 787-782-5555
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Axcess Inc.                                   Philippe Nappey                       9724076080          97240790
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
B J REGAN, CONSULTANT                         BERNIE REGAN                          [44]1816579356      18140652          [44]94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Baltimore Gas & Electric                      CPP Alan D Duer                       4105977783          41059777
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access Systems                           Joe Beard                             3178492255          31759651
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access Systems                           Mark Nazarenus                        3178492255          31759651
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access System                            Robert Rodenbeck                      3178492250          31759976          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access Systems                           KEITH RUSSELL                         3178492250          31759576          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access Systems                           CPP Cameron Sharpe                    6024430990          60248390
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access Systems                           Mark Shumaker                         3178492255          31759651
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access Systems                           Tony Tyner                                                                  94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Best Access Systems                           Ruth Van Horn                         3178492255          31759651
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
BiometriaSeguridad Control                    Javier Estrada Figueroa               [52](5) 983-099     6152509
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Biometric Identification Inc.                 Jim Frank                             8185013897          71759171
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
CAN DO II                                     WOODY STILLWAGON                      7703961401          77067110          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
CANSEC SYSTEMS LTD.                           FRED DAWBER                           9058202404          90582003          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
CCD Australia                                 Kerran Campbell
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Cemex                                         Antonio Gaona                         528-328-3646        528-328-
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Clairol                                       William C Anderson                    2033575914          20335757
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Com-Tech Security Products Inc                Joseph Papa                           4017322432          4018852           91
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
CONTINUUM CONSULTING                          MIKE BROCHU                           9545816865          95458401          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Corinproinca                                  Eduardo J Flores                      [58]58-2-751-73-90  58-2-751
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Corporate Protection AB                       Kent R Rasmusson                      4615617475
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
DATACARD                                      JAMES CATILLO                         7139350885                            98
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
DATASEG                                       JEAN ZUKER                            [55] 0115222822     01152228          [55]94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
DELTA-ONE                                     STEPHANE BURRESS                      9725480755          97254878          93
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
DIAD Imaging Systems Ltd                      Randy Baird                           250-386-2122
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
DICSA                                         Alejandro Espinosa                    [52] 52516113894    52561525
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Dowley Inc                                    Mikel Woods                           4059431656          40594770
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Eastern Maine Medical Ctr                     Clyde Grant                           207-973-7084        207-973
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Elosis Co.                                    Turan Sencil
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
EMFORVIGIL S/A                                TARCISIO NEVES                        55] 0112291011      01122711          [55]90
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Enron Corporation                             Alan D Jones                          7138536112          71364624
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ENTECH                                        Case Coleman                          9722418188          97224317          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
EPPI                                          CPP Gene Kelly                        7072537142          70725371
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Epworth Villa                                 Randy Fletcher                        1-405-752-1200
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ES1                                           Ted McCorvey                          9013867340          90137377
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ES1                                           Dan Tennyson                          9013867340          90137377
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
FBI                                           Bruce Davis                           7036306204          70363066
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
French Telecom                                Mrs. Sylvie Laniepce                  332-317-59237
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
French Telecom                                Oliver Lepetit                        332-317-59237
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------

--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Gen'l InformationServices, Inc.               Nancy Cannon                          8033459880          80334561
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
GEORGIA PACIFIC                               SAL DEPASQUALE                        4046524332          40423055          91
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Global Trading Inc.                           M.B.Kharubi                           303-521-5292
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
GOI                                           Mordechai Lindzen                     2125510206          21255102
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Gresinsa                                      Alex Omar Garrido Morales             [507] 5072604499    50726016          [507]92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
HI- SEC L.T.D.                                GIDEON SHOVAL                         [972]9729509604     97295882          [972]94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
HID CORPORATION                               Peter R. Lowe                         303-451-0256
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
HID Corporation                               Don Nelson                            9495981600          94959816
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
HID Corporation                               Don Small                             9495981600          94959816
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Hirsch Electronics Corp                       Charles Baden                         9492508888          94925073
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Hirsch Electronics Corp                       Lars Suneborn                         9492508888          94925073
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
HITACHI                                       Masaaki Chino                         335-061433
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Honeywell                                     Vito Caforio                          6129513894
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Honeywell                                     Ms. Shirley J. Kroeger                6129513894
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Honeywell                                     Ben Ponce                             6129513894          61295183          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Honeywell Corporation                         Ms. Shirlry J. Krieger                602-561-3271
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Honeywell, Inc.                               CPP Shirley J Krieger                 6025613271          60256131
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Hospital Comm System Inc                      Stephen Powell                        9198788385          91987883
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
HRL Laboratories                              CPP Rick H Yamasaki                   3103175364          31031754
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Huntington National Bank                      Tim Beverly                           6144803635          61448047
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
IBM - AP Smart Cars Solutions                 Y. Tokuzawa                           [81](330)8463-8
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
IDENPASS                                      Didier Guillerm                       331-348-00430
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Identicator                                   Thomas Baker
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
IDS                                           JAY BELANGER                          4079992239          40799926          93
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
IISS. INC.                                    LARRY WINKEL                          4148960898          41489608          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Imaging Technology Corporation                Steve Handel                          9785683600          97858813
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Imaging Technology Corporation                Ron Wilfert                           9785683600          97856813
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Industrial Service and Supply, Inc.           Bill Sims                             334-756-8712
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Integrill-T Technologies                      Rejean Simard
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Interface Technologies                        Kofo Akinkugbe
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ISS                                           DAVID BAIRD                           6135910762          61359104          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
JC Penney Company                             Paul M. Keil
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Johnson Controls                              Mike Denny                            9054745453          90547454
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
KAISER GROUPS CREATE CENTURY HIGH             TUNG LIANG SHAO                       [886] 34508914
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Kensington Microware                          Mark Schuster                         4155722700
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Kensington Microware                          Greg Zeren                            4155722700          41557296
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
KRZYSZTOF PIECHOWIAK
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
L&B GROUP                                     WILLIAM BERRY                         7135520046                            93
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
LENTECH SALES AND SERVICE                     CASE COLEMAN                          972-241-8188
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
LOCKHEED MARTIN                               Allan Jaworski, Ph.D.                 202-414-3507
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Martinsson Elektronik AB                      Hans Lindberg
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
MAS-HAMILTON                                  Howard Dame                           606-253-4744
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Master Lock                                   Andy Tischendorf                      4144475503          41444931          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Master Lock Co                                Paul Paect                            4144475796          41444931
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
MATSUSHITA ELECTRIC INDUSTRIAL                VIASA0 SANO                           [81] (035)4048-845
CO.,LTD
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
MCM Security Design Conslt                    Monserrat Mintz                       2818904588          28189047
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Megason Electronic                            Baruch Shaham                         [972]972 3 5570000  3 556055
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
METROPLEX CONTROL SYS                         WES PIERCE                            9724069300          97240616          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Micro Enhanced Technology, inc                Bill Denison                          7083523910          70835240
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
MICRON COMMUNICATIONS                         MICHAEL CACCHILLO                     2083337358          20833373          98
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Missouri Botanical                            William Preiss                        3149629637          31457795
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
MODULAR INTEG TECH                            ALAN DUDLEY                           5052432800          50524335          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
MODULAR INTEGRATED TEC                        ROBERT ALTMAR                         7603222858          50524335          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Motus Technologies Inc.                       Steven Boudreault
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Municipal Parking Inc                         Dale J Jensen                         612-338-7275        612-332-
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Nasatka Barrier, Inc                          Ryan Bryce                            3018680301
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
NATIONAL / PANASONIC                          MASAO SANO                            [81] (035) 4048-845
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
NAZIR MATNI ELECTONICS                        NAZIR MATNI                           963-112-221161
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
NCH Healthcare System                         Jack Maguire                          9415137170          94151370
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
NCIS-HQ (24C5)                                CARLTON MOOREFIELD                    2024339142          20243391          95
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
New Health USA Inc.                           Jose Bolanos MD                       408-358-8662
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Norden Security System Inc                    Bruce G BLUMBERG                      516-888-4000        516-665
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Norfolk Southern Corporation                  CPP Robert W Webber                   4044204198          40452917
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
NTC Electronics                               Mark Lesmeister                       7082391670          70823916
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
NTT                                           A. Okamoto                            814-225-93121
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------

--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
NTT                                           KIYOSHI YAMANAKA
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
0 Teck                                        O. Boecker
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
O-Tech International, LTD.                    Jon N. Monett                         703-893-0552
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Olathe Kansas Police Dept                     Douglas D Zeckser                     9137824500          91378231
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Omron Management Center                       Koji Nitto                            4082711724          40827117          99 (Busine
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
OSIA                                          CISSP Daniel Guinier
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Personal Security & Safety Sys                Victor Berglund                       2147390800          21426519
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Personal Security & Safety Sys                Richard R Jaffe                       2147390800          21426519          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Philip S Deming & Associates                  CPP Phillip S Deming                  610-354-0948        610-354-
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Pinnacle Corp                                 Takayuki Gunji                        [81]03-5366851      53668052          [81]97
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Piters, Inc.                                  Ivo Plecko
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Professional Systems Software Team            Greg Zurn                             612-937-0788
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Protective Technologies, Inc.                 Daniel J. Bradley                     813-223-1822
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Provetecnia SA                                Jose Canedo                           7137790990                            92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
QMS EUROPE, B.V.                              MARCO DQRJEE                          [31] 0000000000                       [31] 93
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Rajinee Technology Corp. Co. Ltd.             Supakorn Fa-amnuayphol                662-692-0541
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
RAND Corporation                              CPP Cynthia P Conlon                  310-393-0411        7201
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
RAND Corporation                              Ms. Cindi Conlon CPP                  310-451-7071
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
RAYTHEON                                      CPP DAVID R. TOMES                    303-344-6013
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
RF GROUP                                      ALEXIS REIMERS                        [52] 525444444      52520334          [52] 92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
RIO HOTEL & CASINO                            MARC CRAM                             702-247-7860        70225276          93
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Riordan Protective Services Inc               John Riordan                          7707518600          77047500
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Risk Management Associates                    Craig Burr                            919-834-8584
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Risk Management Assocs                        Julius Carroll                        9198348584          91983481
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
ROULSTON & COMPANY.INC                        GERGELY TAPOLYAI                      2164313000          21643129          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
S 1 Corporation                               Taesik Jeong                          [82] 82234498430    82234498
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SAC Technologies Inc                          Brent Crego                           6128357080          61283566
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SAHERO & CO MEXICO                            ROBERTO SANCHEZ                       [52]5256878394      52568711          [52] 92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SAUDI SCALES & EQMNT                          BADR REFAE                            [966] 99                              [966] 99
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SECURACOMM CONSULTING                         MIKE JONES                            4129636858          41296316          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Securitech International                      Arabia Q Greer                        4077841161          40779934          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SECURITY PLASTICS                             JOHN LAWRENCE                         [64]6494416347      64944163          [64] 98
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SECURMAX                                      PIERRE LALONDE                        5143336633          51433359          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Siemens Nixdorf Information Systems           Keven Lee
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Simplex                                       Kevin Pound
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Sparta Consulting Corp                        John G Hayes                          301-656-6600        17
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Sparta Consulting Corporation                 Eric Kelly                            3016566600          30165667          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
STUTT GART/STS                                Brigitte Clement
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SUN MICROSYSTEMS                              DOUG HENDRICKS                        408-544-0572                          91
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
SUN MICROSYSTEMS                              STVE KRUSCHKE                         408-544-0527        40854405          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Texas Instruments                             Ronald Smith                          9724803267                            94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Texas Instruments Inc                         Bob Womack                            9724803375          97248031          94
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Travelers Insurance                           Frank Teti, Jr                        860-954-0259
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
University of St Thomas                       Timothy J Thompson                    6129625100          61296251
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
US Dept of Energy                             Michael Connor                        505-845-5220
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
US Government                                 Thomas R Stutler                      415-553-7576
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
USDOT/VOLPE CENTER                            CPP John Wojtowicz                    617-494-3100                          95
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
USDR                                          JOHN ROBINSON                         817-246-8082                          92
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
VIGATEC S.A.                                  SANTIAGO WESCHLER                     [86] 5622387874     56223879          [86] 99
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Visage Technology                             William Marshall                      9789522212          97895222
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Visa International                            CPP Scott A Sewell                    410-998-8342
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Viteck America Inc.                           Ken Scott
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Van Duprin Inc                                Stephen Carl Dean                     3178999385          31789993
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Walt Disney World Co                          Gordon Levin                          407-824-7705
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Warner-Lambert Inc                            Nelson Vazquez-Feliberty              787-855-7572
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
WATCHEYE SAFTY                                ANTHONY JOHNSON                       9727838694                            91
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
Weidner & Associates                          Fritz Weidner                         6142281100
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------
WSE                                           George Sousa                          5103607886          51036078
--------------------------------------------- ------------------------------------- ------------------- ----------------- ----------

                                    EXHIBIT D

                             EXAMPLES: PROTEK/IDTEK
                             ----------------------
                            REVENUE SHARING SCENARIOS
                            -------------------------

Below are examples of varying licensing events and subsequent ID Technology ....

IDTEK License         Sales           Comm.          ProTek          Source         Surcharges(1)      Qtr $ to
Amount                Agent                          "Fields"        of License     in $ to IDTEK      ProTek(3)
------                -----           ------         --------        ----------     -------------      ------

$50,000               ProTek          NA             YES             ProTek         0                  $50,000
50,000                3rd Party       10%            YES             IDTEK          $100,000           65,750
50,000                ProTek          5%             YES             IDTEK          200,000            116,625(2)
50,000                IDTEK           0%             NO              IDTEK          150,000            0
50,000                3rd  Party      10%            NO              IDTEK          100,000            0
50,000                ProTek          NA             NO              ProTek         70,000             50,000
40,000*               ProTek          NA             YES             ProTek         50,000             65,000
50,000                IDTEK           0%             YES             IDTEK          100,000            67,500
60,000**              ProTek          NA             NO              ProTek         0                  60,000
50,000                3rd Party       10%            YES***          IDTEK          200,000            15,750
50,000                ProTek          NA             YES***          ProTek         100,000            50,000
50,000                ProTek          NA             NO****          ProTek         100,000            100,000
50,000                3rd Party       10%            NO****          IDTEK          250,000            125,000

* Discounted by ProTek from $50,000 IDTEK list price. Debit to ProTek credit account = $50,000 (list price)
** Marked up by ProTek from $50,000 IDTEK list price. Debit to ProTek credit account = $50,000 (list price)
***    Licensee initially certifies to ProTek
       field but actually builds product in another field (not a ProTek field)
**** Licensee initially certifies to a non-ProTek field but actually builds product in ProTek field

(1) These surcharges are net of 3rd party commissions
(2) Does not include $2,500 commission paid to ProTek as the sales agent
(3) Does not include sales commissions on license fees, manufacturing surcharges, etc.

                                    EXHIBIT E

                         Example of Election Calculation

Should Protek elect to receive 9/10ths of Section 4 entitlements as allowed in
Section 5, the following example is provided.

      TRADITIONAL COMMISSIONS                  9/10TH ELECTION

      Protek License Fee %

              35.0%                                31.5%
              35.0%                                31.5%
              30.0%                                27.0%
              20.0%                                18.0%
              15.0%                                13.5%

      Protek Surcharge or
      Other Revenue Percentage

              50.0%                                45.0%
              40.0%                                36.0%
              30.0%                                27.0%
              20.0%                                18.0%
              15.0%                                13.5%

                                 April 23, 1999


Richard B. Hadlow, Esq.
Bush Ross Gardner Warren & Rudy, PA.
220 South Franklin Street
Tampa, FL 33602

         Re:  Agreement Between ID Technologies Corporation and
              Protective Technologies, Inc., et al. (the "Agreement")

Dear Rich:

         I enjoyed speaking with you and I am glad to be wrapping this matter up. As we discussed, there is one item I would like to be sure the parties' intention is clear. It is our understanding that the provisions of Section 4 of the Agreement are intended to provide that if a license is sold covering multiple fields and the licensee declares in one or more of Protek Fields of License, Protek shall be entitled to the applicable percentage of the entire license fee, but as to manufacturing surcharges and other revenues generated under that license, Protek shall be entitled to only the applicable percentage of the manufacturing surcharges and other revenues generated from items manufactured in the Protek Fields of License. That is, Protek would not be entitled to share any of the manufacturing surcharges or other revenues, other than the initial license fee, generated on items outside of Protek's Fields of License,

         Please confirm that this is the understanding of you and your clients with respect to these matters by signing a copy of this letter and returning it to me.

                                Very truly yours,



                                 Kim L. Bayless

KLB/nmm

ACKNOWLEDGED AND AGREED:

BUSH ROSS GARDNER WARREN & RUDY, P.A.


By:
     Richard B. Hadlow
     Attorney for Safe Guard Corporation,
     Protective Technologies, Inc.
     Secure Card International, Inc.
     International Biometrics Incorporated and
     Tele-Guard, Inc.